UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

__________________________

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MSC INDUSTRIAL DIRECT CO., INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of 2018 Annual Meeting

and 2017 Proxy Statement

Thursday, January 25, 2018

9:00 a.m., local time

The Hilton Long Island/Huntington

598 Broad Hollow Road

Melville, New York 11747

Notice of 2018 Annual Meeting of Shareholders

January 25,  2018

To the shareholders of MSC Industrial Direct Co., Inc.:

NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of MSC Industrial Direct Co., Inc., a New York corporation, will be held on January 25, 2018 at 9:00 a.m., local time, at the Hilton Long Island/Huntington, 598 Broad Hollow Road, Melville, New York 11747, for the following purposes:

1.	to elect nine directors to serve for one-year terms;
2.	to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2018;
3.	to approve, on an advisory basis, the compensation of our named executive officers;
4.	to conduct an advisory vote on the preferred frequency of future advisory votes on the compensation of our named executive officers; and
5.	to consider and act upon such other matters as may properly come before the annual meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on December 7, 2017 are entitled to vote at the annual meeting and any adjournments or postponements thereof.

All shareholders are cordially invited to attend the annual meeting.  However, to assure your representation at the annual meeting, you are urged to vote on the Internet, by telephone or by completing, signing and dating the enclosed proxy card as promptly as possible, and returning it in the postage-paid envelope provided.  Any shareholder attending the annual meeting may vote in person even if he or she has already voted on the Internet, by telephone or by returning a proxy.

By Order of the Board of Directors,

Steve Armstrong

Senior Vice President, General Counsel and
Corporate Secretary

Melville, New York

December 15,  2017

Review the Proxy Statement and Vote in One of Four Ways
Via the Internet Visit www.proxyvote.com	By Mail Sign, date and return your proxy card or voting instruction form
By Telephone Call the telephone number on your proxy card, voting instruction form or notice.	In Person Attend the annual meeting at the Hilton Long Island/Huntington, 598 Broad Hollow Road, Melville, New York 11747

IMPORTANT: The prompt return of proxies will ensure that your shares will be voted.  A self-addressed envelope is enclosed for your convenience.  No postage is required if mailed within the United States.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 25, 2018

Our Proxy Statement and Annual Report are available online at:

https://materials.proxyvote.com/553530

We are furnishing this proxy statement to you in connection with the solicitation of proxies by our Board of Directors, which we refer to as our Board, to be used at our 2018 annual meeting of shareholders, or at any adjournments or postponements thereof.  This proxy statement describes the matters to be presented at the meeting and related information that will help you vote at the meeting.  References in this proxy statement to “the company,” “we,” “us,” “our” and similar terms mean MSC Industrial Direct Co., Inc.

We have elected to take advantage of the “notice and access” rule of the Securities and Exchange Commission (which we refer to as the SEC) that allows us to furnish proxy materials to shareholders online.  We believe that electronic delivery expedites the receipt of proxy materials, while significantly lowering costs and reducing the environmental impact of printing and mailing full sets of proxy materials.  As a result, on or about December 15,  2017, we mailed to our shareholders of record as of the close of business on December 7, 2017, either (i) a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials online and how to request paper copies of our proxy materials or (ii) a printed set of proxy materials, which includes the notice of annual meeting, this proxy statement, our 2017 annual report to shareholders and a proxy card.  If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the materials unless you specifically request one.  If your shares are held in the MSC Industrial Direct 401(k) Plan, you will receive a printed set of proxy materials and the enclosed proxy will serve as a voting instruction card for the trustee of the MSC Industrial Direct 401(k) Plan, T. Rowe Price Trust Company, who will vote all shares of Class A common stock of the company allocated to your 401(k) account in accordance with your instructions.  If you hold your shares through a broker, bank or other nominee, rather than directly in your own name, your intermediary will either forward to you printed copies of the proxy materials or will provide you with instructions on how you can access the proxy materials electronically.

MSC Industrial Direct Co., Inc.  Notice of 2018 Annual Meeting and 2017 Proxy Statement   i

2017 Proxy Statement Summary

This summary highlights information contained elsewhere in our proxy statement.  This summary does not contain all of the information that you should consider.  You should read the entire proxy statement carefully before voting.

Annual Meeting

Date and Time	9:00 a.m., January 25, 2018
Location	The Hilton Long Island/Huntington, 598 Broad Hollow Road, Melville, New York 11747
Record Date	December 7, 2017
Voting

Record and beneficial shareholders as of the record date are entitled to vote.  Holders of our Class A common stock and our Class B common stock vote together as a single class, with each holder of Class A common stock entitled to one vote per share of Class A common stock and each holder of Class B common stock entitled to ten votes per share of Class B common stock.

Meeting Agenda and Voting Matters

Proposal	Board Voting Recommendation	Page Reference (for more detail)
Election of nine directors	FOR EACH NOMINEE	Page 7
Ratification of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2018	FOR	Page 26
Approval, on an advisory basis, of the compensation of our named executive officers	FOR	Page 62
Advisory vote on the preferred frequency of future advisory votes on the compensation of our named executive officers	ONE YEAR	Page 63

MSC Industrial Direct Co., Inc.  Notice of 2018 Annual Meeting and 2017 Proxy Statement   1

Board Nominees

Name	Age	Director Since	Principal Occupation	Independent	Committee Memberships
					AC	CC	N&CGC
Jonathan Byrnes	69	2010	Senior Lecturer at Massachusetts Institute of Technology	✓	✓		✓
Roger Fradin	64	1998	Operating Executive with The Carlyle Group	✓		✓	✓
Erik Gershwind	46	2010	President and Chief Executive Officer of the company
Louise Goeser	64	2009	President and Chief Executive Officer of Grupo Siemens S.A. de C.V.	✓		✓	✓C
Mitchell Jacobson (Board Chair)	66	1995	Non-executive Chairman of the Board of Directors of the company
Michael Kaufmann	55	2015	Chief Financial Officer (Chief Executive Officer eff. 1/1/2018) of Cardinal Health, Inc.	✓	✓	✓
Denis Kelly	68	1996	Investment Banker at Scura Paley Securities LLC	✓	✓	✓C
Steven Paladino	60	2015	Executive Vice President and Chief Financial Officer of Henry Schein, Inc.	✓	✓	✓
Philip Peller (Lead Director)	78	2000	Independent Director; Retired Partner of Arthur Andersen LLP	✓	✓C		✓

_____________________________

AC	Audit Committee
CC	Compensation Committee
N&CGC	Nominating and Corporate Governance Committee
C	Chairman

2   MSC Industrial Direct Co., Inc.  Notice of 2018 Annual Meeting and 2017 Proxy Statement

Corporate Governance Highlights

Independence	•	7 out of our 9 director nominees are independent.
	•	The independent directors meet regularly in private executive sessions without management.
	•	We have an independent Lead Director, who serves as the presiding director at the executive sessions of the independent directors.
	•	All committees of our Board of Directors (referred to in this proxy statement as our Board) are composed exclusively of independent directors.
Board Oversight of Risk Management	•

Our Board is responsible for the oversight of the company’s risk management and reviews our major financial, operational, compliance, reputational and strategic risks, including steps to monitor, manage and mitigate such risks.

Stock Ownership Requirements	•	Each of our non-executive directors must own a minimum number of shares equal to five times his or her base annual retainer within five years of joining our Board.
	•	Our Chief Executive Officer must own at least six times his annual salary in our common stock.
•

Within five years of attaining the position, each of our Executive Vice Presidents must own at least three times his or her annual base salary in our common stock, each of our Senior Vice Presidents must own at least two times his or her annual base salary in our common stock and each of our Vice Presidents must own at least one time his or her annual base salary in our common stock.

Board Practices and Accountability; Annual Evaluations; Annual Elections	•	Our Nominating and Corporate Governance Committee annually reviews the performance of our Board and Board committees.
	•	Our Board and each Board committee conduct annual written self-evaluations to help ensure that our Board and each Board committee have the appropriate scope of activities.
	•	All directors stand for election annually.
Board Refreshment Process; Board and Board Committee Composition	•	Our Nominating and Corporate Governance Committee annually reviews the composition of our Board and Board committees.
•

The annual written self-evaluations conducted by our Board and each Board committee also ensure that our Board and Board committees have the appropriate number and mix of members, skills and experience.

•

Most recently, we elected Messrs. Kaufmann and Paladino as independent directors in fiscal year 2016 in order to ensure that our Board continues to be comprised of board members with diverse and critical skills.

	•	Each of our independent directors is a member of no more than two of our Board committees, thereby enhancing committee member focus on committee matters.

MSC Industrial Direct Co., Inc.  Notice of 2018 Annual Meeting and 2017 Proxy Statement   3

Regular Board Reviews of Executive Succession	•	Our Board regularly reviews senior level promotion and succession plans and is responsible for succession planning for the CEO position.
	•	Our Board has contingency plans in place for emergencies such as the departure, death, or disability of the CEO or other executive officers.
Other Corporate Governance Practices	•

We maintain a clawback policy to recoup incentive compensation in the event of a significant financial restatement (whether or not a covered officer engaged in misconduct), as well as in cases of breach of non-competition and other covenants.

	•	Company management has in the past engaged in a wide-ranging dialogue with our major institutional investors and is committed to continuing this dialogue in the future.

Fiscal Year 2017 Company Performance

In fiscal year 2017, we generated results reflecting strong execution as market conditions improved and the overall manufacturing sector returned to growth.  However, the pricing environment continued to remain a headwind for our business.  Based on these dynamics, our performance in fiscal 2017 was highlighted by the following developments:

•	we continued our market share gains, building on our leadership position in metalworking, as well as developing a leadership position in our Class C inventory business;
•	we continued to stabilize our gross margin in the face of a continuing soft pricing environment;
•	earnings per share increased to $4.05 from $3.77 in fiscal 2016, as we realized the benefits from our strong expense controls and cost structure and the leverage in our business model;
•

we continued to build stronger partnerships with our customers, providing deep technical expertise across the industries that we serve, and optimizing our customers’ operations with inventory management and other supply chain solutions; and

•	we completed the acquisition of DECO Tool Supply Co. in July 2017.

Net sales increased 0.8% to $2.89 billion in fiscal 2017 from $2.86 billion in fiscal 2016.  Fiscal 2017 was a 52-week year as compared with fiscal 2016 which was a 53-week year.  Average daily sales (ADS) increased 3.2% in fiscal 2017, as compared to fiscal 2016.  Even as we continued to invest in our future growth, operating expenses both in dollars and as a percentage of sales were lower than the prior year.  Operating income in fiscal 2017 was $379.0 million, representing an increase of 0.8% from operating income of $376.0 million in fiscal 2016.  For fiscal 2017, the company achieved diluted earnings per share of $4.05 versus $3.77 in fiscal 2016.

Fiscal Year 2017 Compensation Decisions

Consistent with our pay-for-performance compensation philosophy, the Compensation Committee of our Board took the following key actions with respect to NEO compensation for fiscal 2017:

•

Bonus Payouts Approximated Target.  Based on company performance against target performance goals and achievement levels of each NEO’s individual goals and objectives under our performance bonus plan, and the Committee’s determination of the appropriate individual performance multiplier, payouts under our performance bonus plan were 114.9% of target for Mr. Gershwind and 91.5% of target for our other NEOs.

•	Total Cash Compensation Generally At or Below Market Median. Total actual cash compensation for Mr. Gershwind approximated the 75th percentile of the competitive market data

4   MSC Industrial Direct Co., Inc.  Notice of 2018 Annual Meeting and 2017 Proxy Statement

developed by our independent compensation consultant.  Messrs. Jilla’s and Jones’ total cash compensation approximated the 50th percentile of the competitive market data, and Ms. Heerdt’s and Mr. Armstrong’s total cash compensation approximated the 25th percentile of the competitive market data.

•

CEO Total Direct Compensation (“TDC”) Below Market 25th Percentile; Other NEOs Generally At or Below Market Median.  We calculate TDC as the sum of fiscal year end base salary, actual annual performance bonuses and long-term equity awards (and in the cases of Mr. Jilla and Ms. Heerdt, we also annualize their special new hire grants of restricted shares made in fiscal 2015 over their five-year vesting periods, which is consistent with the market data methodology).  For fiscal 2017, Mr. Gershwind’s TDC was 4.5% below the 25th percentile of the competitive market data; Mr. Jilla’s TDC approximated the 50th percentile; Mr. Jones’ TDC was between the median and 75th percentile; Mr. Armstrong’s TDC approximated the 25th percentile; and Ms. Heerdt’s TDC was between the 25th and 50th percentiles of the competitive market data.

Please see “Compensation Discussion and Analysis” beginning on page 30 of this proxy statement.

Compensation Summary

The following table shows the compensation for the following individuals for the fiscal years ended September 2, 2017 and September 3, 2016.  For an explanation of the amounts in the table below, please see “Summary Compensation Table” on page 49 of this proxy statement.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Erik Gershwind	2017	719,148	825,003	675,002	1,723,180	19,442	3,961,775
President and Chief Executive Officer	2016	700,710	824,953	674,994	500,000	20,711	2,721,368

Rustom Jilla	2017	490,510	443,316	362,700	322,654	20,956	1,640,136
Executive Vice President and Chief Financial Officer	2016	476,811	384,970	314,993	117,726	30,490	1,324,990

Douglas Jones	2017	388,430	338,818	277,204	201,272	13,196	1,218,920
Executive Vice President, Chief Supply Chain Officer	2016	384,604	302,452	247,493	73,435	21,520	1,029,504

Steve Armstrong	2017	398,359	242,308	198,221	161,009	20,366	1,020,263
Senior Vice President, General Counsel and Corporate Secretary	2016	386,213	221,641	181,350	53,549	20,655	863,408

Kari Heerdt	2017	335,013	220,838	180,672	157,688	19,380	913,591
Senior Vice President and Chief People Officer	2016	325,638	192,485	157,492	57,535	14,815	747,965

Ratification of Appointment of Independent Registered Public Accounting Firm (Proposal No. 2)

Our Audit Committee has appointed the firm of Ernst & Young LLP to serve as our independent registered public accounting firm for fiscal year 2018.  Our Board considers it desirable for shareholders to pass upon the selection of the independent registered public accounting firm.  Our Board recommends that you vote “FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2018.  Please see “Ratification of Appointment of Independent Registered Public Accounting Firm (Proposal No. 2)” beginning on page 26 of this proxy statement.

MSC Industrial Direct Co., Inc.  Notice of 2018 Annual Meeting and 2017 Proxy Statement   5

Approval, on an Advisory Basis, of the Compensation of Named Executive Officers (Proposal No. 3)

As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are providing our shareholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the SEC.  This vote is advisory, which means that this vote on executive compensation is not binding on the company, our Board or our Compensation Committee.  Based on company and individual performance, our Compensation Committee believes that compensation levels for fiscal year 2017 were appropriate and consistent with the philosophy and objectives of the company’s compensation programs.  Our Board recommends that you vote “FOR” the approval, on an advisory basis, of the compensation of our named executive officers as disclosed in this proxy statement.  Please see “Approval, on an Advisory Basis, of the Compensation of Named Executive Officers (Proposal No. 3)” on page 62 of this proxy statement.

Advisory Vote on the Preferred Frequency of Future Advisory Votes on the Compensation of Named Executive Officers (Proposal No. 4)

We are providing our shareholders with the opportunity to vote, on a non-binding and advisory basis, on the preferred frequency of future advisory votes on the compensation of our named executive officers.  This vote is advisory, which means that this vote on the preferred frequency of future advisory votes is not binding on the company.  Our Board recommends that you vote every “ONE YEAR” as the preferred frequency of future advisory votes on the compensation of our named executive officers.  Please see “Advisory Vote on the Preferred Frequency of Future Advisory Votes on the Compensation of Named Executive Officers (Proposal No. 4)” on page 63 of this proxy statement.

6   MSC Industrial Direct Co., Inc.  Notice of 2018 Annual Meeting and 2017 Proxy Statement

Proxy Statement for the Annual Meeting
of Shareholders to be held on January 25,  2018

ELECTION OF DIRECTORS (PROPOSAL NO. 1)

Nine directors will be elected at our 2018 annual meeting of shareholders for a term of one year expiring at the 2019 annual meeting, and will serve until their respective successors have been elected, or until their earlier resignation or removal.  Each of the nominees for director was previously elected a director of the company by our shareholders.

Each nominee has indicated that he or she is willing to serve as a member of our Board, if elected, and our Board has no reason to believe that any nominee may become unable or unwilling to serve.  In the event that a nominee should become unavailable for election for any reason, the shares represented by a properly executed and returned proxy will be voted for any substitute nominee who shall be designated by the current Board.  There are no arrangements or understandings between any director or nominee for director and any other person pursuant to which such person was selected as a director or nominee for director of the company.

Our Nominating and Corporate Governance Committee has reviewed the qualifications and independence of the nominees for director and, with each member of the Nominating and Corporate Governance Committee abstaining as to himself or herself, has recommended each of the other nominees for election to our Board.

Board and Committee Evaluations; Qualifications of Nominees

Our Nominating and Corporate Governance Committee annually reviews the composition and performance of our Board and Board committees and is responsible for recruiting, evaluating and recommending candidates to be presented for appointment, election or reelection to serve as members of our Board.  Our Board and each Board committee conduct annual written self-evaluations to help ensure that our Board and Board committees have the appropriate number and mix of members, skills and experience and the appropriate scope of activities.  These self-evaluations also provide Board and Board committee members with insight for enhancing the effectiveness of their meetings.  In evaluating our Board, our Nominating and Corporate Governance Committee has considered that our directors have a wide range of experience as senior executives of large publicly traded companies, and in the areas of investment banking, accounting, business education and business management consulting.  In these positions, they have also gained experience and knowledge in core management skills that are important to their service on our Board, such as business-to-business distribution, supply chain management, mergers and acquisitions, strategic and financial planning, financial reporting, compliance, risk management, intellectual property matters and leadership development.  Several of our directors also have experience serving on the boards of directors and board committees of other public companies, which provides them with an understanding of current corporate governance practices and trends and executive compensation matters.  Our Nominating and Corporate Governance Committee also believes that our directors have other key attributes that are important to an effective board of directors, including the highest professional and personal ethics and values, a broad diversity of business experience and expertise, an understanding of our business and industry, a high level of education, broad-based business acumen and the ability to think strategically.

In furtherance of our ongoing self-evaluations by our Board and Board committees and in order to ensure that our Board continues to be comprised of board members with diverse and critical skills, we elected two new independent directors, Messrs. Kaufmann and Paladino, on September 24, 2015. In addition, with the election of Messrs. Kaufmann and Paladino, we reviewed and changed our Board committee composition so that each of our independent directors is a member of no more than two of our Board committees, thereby enhancing committee member focus on committee matters.

MSC Industrial Direct Co., Inc.  Notice of 2018 Annual Meeting and 2017 Proxy Statement   7

In addition to the qualifications described above, the Nominating and Corporate Governance Committee also considered the specific skills and attributes described in the biographical details that follow in determining whether each individual nominee should serve on our Board.

2018 Nominees for Director

Nominee	Principal Occupation	Age	Director Since
Jonathan Byrnes	Senior Lecturer at Massachusetts Institute of Technology	69	March 2010
Roger Fradin	Operating Executive with The Carlyle Group	64	July 1998
Erik Gershwind	President and Chief Executive Officer of the company	46	October 2010
Louise Goeser	President and Chief Executive Officer of Grupo Siemens S.A. de C.V.	64	January 2009
Mitchell Jacobson (Board Chair)	Non-executive Chairman of the Board of the company	66	October 1995
Michael Kaufmann	Chief Financial Officer (Chief Executive Officer eff. 1/1/2018) of Cardinal Health, Inc.	55	September 2015
Denis Kelly	Investment Banker at Scura Paley Securities LLC	68	April 1996
Steven Paladino	Executive Vice President and Chief Financial Officer of Henry Schein, Inc.	60	September 2015
Philip Peller (Lead Director)	Independent Director; Retired Partner of Arthur Andersen LLP	78	April 2000

Jonathan Byrnes
Business Experience

Dr. Byrnes has been a Senior Lecturer at MIT since 1992.  In this capacity, he has taught graduate courses in Supply Chain Management and Integrated Account Management and programs for business executives, and he has supervised thesis research.  He has been president of Jonathan Byrnes & Co., a consulting company, since 1976, and Founding Chairman of Profit Isle, Inc., a software company, since 2009.  Dr. Byrnes earned a doctorate at Harvard University, and is a former President of the Harvard Alumni Association. He also served a two-year term on Harvard University’s Advisory Committee on Shareholder Responsibility, and he is currently serving a three-year term on the Board of Directors of Harvard Magazine.

Specific Skills and Attributes

Dr. Byrnes is a recognized expert in the areas of supply chain and integrated account management, areas which are critical to industrial distribution.  Dr. Byrnes provides our Board with key perspectives relating to our operations and business strategy.

8   MSC Industrial Direct Co., Inc.  Notice of 2018 Annual Meeting and 2017 Proxy Statement

Roger Fradin
Business Experience

Mr. Fradin has served as an Operating Executive with The Carlyle Group, a global alternative asset manager, since February 2017. Mr. Fradin served as Vice Chairman of Honeywell International Inc. from April 2014 until February 2017, after previously serving as the President and Chief Executive Officer of the Automation and Control Solutions Division of Honeywell International Inc. from January 2004 until April 2014.  Previously, he was President and CEO of the Security and Fire Solutions Division of Honeywell International Inc.  From 1987 until 2000, Mr. Fradin served as the President of the ADEMCO Group.

Specific Skills and Attributes

Mr. Fradin’s operational expertise and broad experience as a senior executive of a major diversified technology and manufacturing company makes him a valued asset to the Board.  In addition, he provides critical insight and perspective relating to our customer base.

Other Directorships

Mr. Fradin is also a director of Signode Industrial Group (a private company), a director and member of the Audit Committee and Finance Committee of Pitney Bowes Inc., and a director and member of the Audit Committee of Harris Corporation.

Erik Gershwind
Business Experience

Mr. Gershwind was appointed our President and Chief Executive Officer in January 2013.  From October 2009 to October 2011, Mr. Gershwind served as our Executive Vice President and Chief Operating Officer and from October 2011 to January 2013, he served as our President and Chief Operating Officer.  Mr. Gershwind was elected by the Board to serve as a director in October 2010.  Previously, Mr. Gershwind served as our Senior Vice President, Product Management and Marketing from December 2005 and our Vice President of Product Management from April 2005.  From August 2004 to April 2005, Mr. Gershwind served as Vice President of MRO and Inventory Management.  Mr. Gershwind has held various positions of increasing responsibility in Product, e-Commerce and Marketing.  Mr. Gershwind joined the company in 1996 as manager of our acquisition integration initiative.

Specific Skills and Attributes

Mr. Gershwind has held senior management positions responsible for key business functions of the company and is a key contributor to our current strategy and success.  In addition, as our Chief Executive Officer, he brings critical perspectives to our Board on our strategic direction and growth strategy.

Family Relationship

Mr. Gershwind is the nephew of Mitchell Jacobson, our Non-executive Chairman of the Board, and the son of Marjorie Gershwind Fiverson, Mr. Jacobson’s sister.  Mr. Jacobson and Ms. Gershwind Fiverson are also our principal shareholders.  There are no other family relationships among any of our directors or executive officers.

MSC Industrial Direct Co., Inc.  Notice of 2018 Annual Meeting and 2017 Proxy Statement   9

Louise Goeser
Business Experience

Ms. Goeser is President and Chief Executive Officer of Grupo Siemens S.A. de C.V. and is responsible for Siemens Mesoamérica.  Siemens Mesoamérica is the Mexican, Central American and Caribbean unit of multinational Siemens AG, a global engineering company operating in the industrial, energy and healthcare sectors.  Prior to accepting this position in March 2009, Ms. Goeser served as President and Chief Executive Officer of Ford of Mexico from January 2005 to November 2008.  Prior to this position, she served as Vice President, Global Quality for Ford Motor Company, a position she had held since 1999.  Prior to 1999, she served as Vice President for Quality at Whirlpool Corporation, and served in various leadership positions with Westinghouse Electric Corporation.

Specific Skills and Attributes

Ms. Goeser has extensive experience in senior executive positions and as a director of large public companies, and she possesses the knowledge and expertise necessary to contribute an important viewpoint on a wide variety of governance and operational issues, as well as the reporting and other responsibilities of a public company.

Other Directorships

During the last five years, Ms. Goeser previously served as a director and a member of the Audit Committee and the Compensation, Governance and Nominating Committee of Talen Energy Corporation and as a director and member of the Compensation, Governance and Nominating Committee of PPL Corporation.

Mitchell Jacobson
Business Experience

Mr. Jacobson was appointed our President and Chief Executive Officer in October 1995 and held both positions until November 2003.  He continued as our Chief Executive Officer until November 2005.  Mr. Jacobson was appointed our Chairman of the Board in January 1998 and became Non-executive Chairman of the Board effective January 1, 2013.  Previously, Mr. Jacobson was President and Chief Executive Officer of Sid Tool Co., Inc., our predecessor company and current wholly-owned and principal operating subsidiary from June 1982 to November 2005.

Specific Skills and Attributes

Mr. Jacobson has been instrumental to our past and ongoing growth, which reflects the values, strategy and vision that Mr. Jacobson contributes.  His leadership as Chairman, experience in industrial distribution and strategic input are critically important to our Board.  In addition, as one of our principal shareholders, Mr. Jacobson provides critical insight and perspective relating to the company’s shareholders.

Family Relationship

Mr. Jacobson is the uncle of Erik Gershwind, our President and Chief Executive Officer and a director of the company, and the brother of Marjorie Gershwind Fiverson, Mr. Gershwind’s mother.  There are no other family relationships among any of our directors or executive officers.

Other Directorships	Mr. Jacobson was appointed a director of Ambrosia Holdings, L.P. in August 2017. Mr. Jacobson previously served as a director of HD Supply Holdings, Inc. from October 2007 to December 2013.

10   MSC Industrial Direct Co., Inc.  Notice of 2018 Annual Meeting and 2017 Proxy Statement

Michael Kaufmann
Business Experience

Mr. Kaufmann was recently named as Chief Executive Officer of Cardinal Health, Inc., effective January 1, 2018. Mr. Kaufmann has served as Chief Financial Officer of Cardinal Health, Inc. since November 2014.  He previously served as Chief Executive Officer of the Pharmaceutical Segment of Cardinal Health, Inc. from August 2009 until November 2014.  Previously, he was Group President for the Medical distribution businesses of Cardinal Health, Inc. from April 2008 until August 2009.  Mr. Kaufmann served in other executive positions with Cardinal Health from 1990 through 2008, and prior to that he worked for almost six years in public accounting with Arthur Andersen.

Specific Skills and Attributes

Mr. Kaufmann’s operational expertise and broad experience as a senior executive of a major healthcare services and products company makes him a valued asset to the Board.  His knowledge of the distribution business and supply chain management expertise provide the Board with critical insights.  In addition, as a chief financial officer of a large public company, Mr. Kaufmann brings additional finance and accounting expertise to our Board. Mr. Kaufmann qualifies as an “audit committee financial expert” as defined by applicable SEC rules.

Denis Kelly
Business Experience

Mr. Kelly is an Investment Banker at Scura Paley Securities LLC, a private investment banking firm which he co-founded in 2001.  From 1993 to 2000, he was a Managing Director of Prudential Securities Inc.  Previously, he served as the President of Denbrook Capital Corporation, a merchant banking firm, from 1991 to 1993.  From 1980 to 1991, Mr. Kelly held various positions at Merrill Lynch, including Managing Director of Mergers and Acquisitions and Managing Director of Merchant Banking.  Mr. Kelly began his investment banking career at Lehman Brothers in 1974.

Specific Skills and Attributes

Mr. Kelly’s varied investment banking career, including extensive mergers and acquisitions experience, along with his service on other public and private boards of directors provide the Board with expertise in finance, business development and corporate governance.

Other Directorships

Mr. Kelly is also a director of Weight Watchers International, Inc. and Chairman of its Audit Committee.  During the last five years, Mr. Kelly previously served as a director and member of the Audit Committee of Kenneth Cole Productions, Inc., which is no longer a public company.

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Steven Paladino
Business Experience

Mr. Paladino has served as Executive Vice President and Chief Financial Officer of Henry Schein, Inc. since 2000.  Prior to his current position, from 1993 to 2000, Mr. Paladino was Senior Vice President and Chief Financial Officer, from 1990 to 1992, he served as Vice President and Treasurer and, from 1987 to 1990, he served as Corporate Controller of Henry Schein, Inc. Before joining Henry Schein, Mr. Paladino was employed as a Certified Public Accountant for seven years, most recently with the international accounting firm of BDO Seidman LLP (now known as BDO USA, LLP).

Specific Skills and Attributes

Mr. Paladino brings to the Board extensive financial, accounting and distribution industry expertise.  Mr. Paladino’s skills in corporate finance and accounting provide the Board with expertise and depth in public company accounting issues, and his distribution-related experience provide the Board with critical knowledge and perspectives. Further, his experience as a public company director provides the Board with additional knowledge and perspectives on corporate governance matters. Mr. Paladino qualifies as an “audit committee financial expert” as defined by applicable SEC rules.

Other Directorships	Mr. Paladino is also a director of Henry Schein, Inc.

Philip Peller
Business Experience

Mr. Peller, who has served as our Lead Director since December 2007, was a partner of Andersen Worldwide S.C. and Arthur Andersen LLP from 1970 until his retirement in 1999.  He served as Managing Partner of Practice Protection and Partner Affairs for Andersen Worldwide S.C. from 1998 to 1999 and as Managing Partner of Practice Protection from 1996 to 1998.  He also served as the Managing Director of Quality, Risk Management and Professional Competence for Arthur Andersen’s global audit practice.

Specific Skills and Attributes

Mr. Peller’s extensive experience in global audit, financial, risk and compliance matters provides invaluable expertise to our Board.  In addition, Mr. Peller’s accounting background and experience allow him to provide the Board with unique insight into public company accounting issues and challenges, and also qualify him to serve as an “audit committee financial expert” as defined by applicable SEC rules.

Other Directorships	During the last five years, Mr. Peller previously served as a director and Chairman of the Audit Committee of Kenneth Cole Productions, Inc., which is no longer a public company.

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Director Qualifications

The chart below demonstrates how the Board’s nominees for election at our 2018 annual meeting of shareholders provide the skills, experiences and perspectives that the Nominating and Corporate Governance Committee and the Board consider important for an effective board of directors.

Name	Industry Knowledge		Business Management Experience			Financial/Accounting Experience
	Business to Business Distribution	Supply Chain Management	Senior Executive Management	Public Company Corporate Governance and Compensation	Mergers and Acquisitions	Financial Literacy	Financial Reporting
Jonathan Byrnes	✓	✓			✓	✓
Roger Fradin	✓	✓	✓	✓	✓	✓	✓
Erik Gershwind	✓	✓	✓	✓	✓	✓
Louise Goeser		✓	✓	✓	✓	✓
Mitchell Jacobson	✓	✓	✓	✓	✓	✓	✓
Michael Kaufmann	✓	✓	✓	✓	✓	✓	✓
Denis Kelly			✓	✓	✓	✓	✓
Steven Paladino	✓	✓	✓	✓	✓	✓	✓
Philip Peller			✓	✓	✓	✓	✓

The Board recommends a vote “FOR” the re-election of each of Ms. Goeser and Messrs. Byrnes, Fradin, Gershwind, Jacobson, Kaufmann, Kelly, Paladino and Peller.

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CORPORATE GOVERNANCE

Director Independence

Pursuant to New York Stock Exchange listing standards, a majority of the members of our Board must be independent.  The Board must determine that each independent director has no material relationship with the company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company).  The Board follows the criteria set forth in Section 303A of the New York Stock Exchange listing standards to determine director independence.  Our independence criteria are also set forth in Section 1.1 of our Corporate Governance Guidelines, a copy of which is available on our website at www.mscdirect.com/corporategovernance.   In addition to applying these guidelines, the Board will consider all relevant facts and circumstances in making an independence determination.

The Board undertakes a review of director independence on an annual basis and as events arise which may affect director independence.  Based upon this review, the Board determined that Ms. Goeser and Messrs. Byrnes, Fradin, Kaufmann, Kelly, Paladino and Peller are independent in accordance with Section 303A.02 of the New York Stock Exchange listing standards and Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act, as well as under our Corporate Governance Guidelines.

In evaluating the independence of Ms. Goeser, the Board considered that Ms. Goeser is the President and Chief Executive Officer of Grupo Siemens S.A. de C.V., an affiliate of Siemens AG, and is responsible for Siemens Mesoamérica. Siemens AG is a customer and supplier of our company. Sales to and purchases from Siemens AG were made in the ordinary course of business and amounted to significantly less than 0.5% of the recipient company’s gross revenues during its most recent fiscal year.

In evaluating the independence of Mr. Byrnes, the Board considered that Mr. Byrnes is a Senior Lecturer at MIT, which is a customer of our company.  Sales to MIT were made in the ordinary course of business and amounted to significantly less than 0.5% of the company’s gross revenues during our most recent fiscal year.

In evaluating the independence of Mr. Fradin, the Board considered that Mr. Fradin served as Vice Chairman of Honeywell International Inc., which is a customer and supplier of our company, from April 2014 until February 2017.  In addition, the Board considered that Mr. Fradin is (i) a director of Signode Industrial Group, which is a supplier of our company, (ii) a director of Pitney Bowes, which is a supplier of our company, and (iii) a director of Harris Corporation, which is a customer of our company.  Sales to and purchases from such companies were made in the ordinary course of business and amounted to significantly less than 0.5% of the recipient company’s gross revenues during its most recent fiscal year.

In evaluating the independence of Mr. Paladino, the Board considered that Mr. Paladino is the Executive Vice President and Chief Financial Officer of Henry Schein, Inc., which is a customer of our company.  Sales to Henry Schein were made in the ordinary course of business and amounted to significantly less than 0.5% of the company’s gross revenues during our most recent fiscal year.

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Board Meetings and Attendance

The standing committees of our Board are the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. The table below provides the current membership of our Board and each of these committees and the number of meetings held by our Board and each of these committees during fiscal year 2017.

Name	Board	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Jonathan Byrnes
Roger Fradin
Erik Gershwind
Louise Goeser
Mitchell Jacobson
Michael Kaufmann
Denis Kelly
Steven Paladino
Philip Peller
Fiscal Year 2017 Meetings	8	6	7	4

 Lead Director      Chairperson    Audit Committee Financial Expert    Member

During fiscal year 2017, each of our current directors attended at least 75% of the aggregate number of meetings of our Board and of the committees of our Board on which he or she served.

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Board Committees

Audit Committee

Principal Functions

Principal Functions of the Audit Committee
•	Assists in Board oversight of:
 the preparation and integrity of our financial statements;
 our compliance with our ethics policies and legal and regulatory requirements;
 our independent registered public accounting firm’s qualifications, performance and independence; and
 the performance of our internal audit function.
•	Appoints (and is responsible for terminating) our independent registered public accounting firm.
•	Recommends to the Board that the audited financial statements be included in our Annual Report on Form 10-K for filing with the SEC.
•	Oversees risk management practices for our major financial risk exposures and the steps that have been taken to monitor and mitigate such exposures.
•	Prepares an annual Audit Committee report to be included in our annual proxy statement.
•	Undertakes an annual evaluation of its performance.

Composition and Charter

The Audit Committee is currently comprised of Messrs. Byrnes, Kaufmann, Kelly, Paladino and Peller, each of whom the Board has determined to be independent under both the rules of the SEC and the listing standards of the New York Stock Exchange and to meet the financial literacy requirements of the New York Stock Exchange. Mr. Peller is the Chairman of the Audit Committee.  The Board has determined that each of Messrs. Peller, Kaufmann and Paladino qualifies as an “audit committee financial expert” within the meaning of the rules of the SEC.

The Audit Committee is directly responsible for the appointment, termination, compensation, retention and oversight of the work of our independent auditors.  The Audit Committee has adopted a written charter, a copy of which is available on our website at www.mscdirect.com/corporategovernance.  The Audit Committee has the authority to engage independent counsel and other advisors as it deems necessary to carry out its duties.  We are obligated to provide appropriate funding for the Audit Committee for these purposes.

Policy on Service on Other Audit Committees

Under our corporate governance guidelines, members of the Audit Committee may not serve as members of an audit committee for more than three public companies, including the Audit Committee of our Board.

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Compensation Committee

Principal Functions

Principal Functions of the Compensation Committee
•	Reviews and approves corporate goals and objectives relevant to the compensation of our Chief Executive Officer.
•	Evaluates our Chief Executive Officer’s performance in light of those goals and objectives.
•	Determines and approves our Chief Executive Officer’s compensation level based on its evaluation of his performance.
•	Sets the compensation levels of all of our other executive officers, including with respect to our incentive compensation plans and equity-based plans.
•	Recommends to our Board the compensation of our non-executive directors.
•	Has the sole responsibility to retain and terminate the compensation consultant.
•	Administers our equity incentive plans.
•	Oversees risk management practices for risks relating to our overall compensation structure, including review of our compensation practices, in each case with a view to assessing associated risks.
•	Prepares a Compensation Committee report on executive compensation to be included in our annual proxy statement.
•	Undertakes an annual evaluation of its performance.

Composition and Charter

Our Compensation Committee is currently comprised of Ms. Goeser and Messrs. Fradin, Kaufmann, Kelly and Paladino, each of whom is an independent director.  Mr. Kelly is the Chairman of the Compensation Committee.  The Compensation Committee has adopted a written charter, a copy of which is available on our website at www.mscdirect.com/corporategovernance.

Delegation of Authority

The Compensation Committee does not delegate its responsibilities to any other directors or members of management.  Under our 2015 Omnibus Incentive Plan, the Compensation Committee is permitted to delegate its authority under such plan to a committee of one or more directors or one or more officers, in all cases to the extent permitted under applicable law, including New York Stock Exchange listing requirements.  However, as a matter of policy, the Compensation Committee authorizes all grants of awards under the 2015 Omnibus Incentive Plan.

Compensation Processes and Procedures

The Compensation Committee makes all compensation decisions for our executive officers.  In fiscal year 2017, the views and recommendations of Mitchell Jacobson, our Chairman of the Board, and Erik Gershwind, our President and Chief Executive Officer, were considered by the members of the Compensation Committee in its review of the performance and compensation of individual executives.  The views and recommendations of Mr. Jacobson and Mr. Gershwind will continue to be considered by the members of the Compensation Committee in its review of the performance and compensation of individual executives.  In fiscal year 2017, Mr. Jacobson also provided input on Mr. Gershwind’s compensation.  In addition, the Compensation Committee obtains input from Mr. Gershwind on the compensation of the other named executive officers and other executive officers and senior officers.  Our Human Resources department and our Senior Vice President and Chief People Officer, Ms. Kari Heerdt, assist the Chairman of the Compensation Committee in developing the agenda for committee meetings and work with the Compensation Committee in developing agenda materials for

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the committee’s review, including coordinating and presenting management’s proposals and recommendations to the Compensation Committee with respect to executive and non-executive director compensation.  Ms. Heerdt and Mr. Gershwind regularly attend Compensation Committee meetings, excluding portions of meetings where their own compensation is discussed.  The Compensation Committee considers, but is not bound by, management’s proposals and recommendations with respect to executive compensation.

The Compensation Committee has the authority to retain and terminate any third-party compensation consultant and to obtain advice and assistance from internal and external legal, accounting and other advisors.  In connection with compensation decisions made by the Compensation Committee for fiscal year 2017, the Committee relied on competitive market data and analysis prepared by its independent compensation consultant, Frederic W. Cook & Co., Inc., a compensation consulting firm that we refer to in this proxy statement as F.W. Cook.  F.W. Cook provides research, market data and survey information and makes recommendations to the Compensation Committee regarding our executive compensation programs and our non-executive director compensation programs.  F.W. Cook advises the Compensation Committee on the competitiveness of our compensation arrangements and provides input, analysis and recommendations for the compensation paid to our named executive officers, other executives and non-management directors.  F.W. Cook provides data and analysis with respect to public companies having similar characteristics (including size, profitability, geography, business lines and growth rates) to those of our company.  As discussed under “Compensation Risk Assessment” below, F.W. Cook also updated and confirmed the comprehensive risk assessment of our incentive-based compensation plans which F.W. Cook conducted in 2016 (and prepares on a triennial basis) to assist the Compensation Committee in its compensation risk assessment.  The Compensation Committee considers, but is not bound by, the consultant’s recommendations with respect to executive and non-executive director compensation.

During fiscal year 2017, the Compensation Committee reviewed the independence of F.W. Cook, its other advisors and the individuals employed by such advisors who furnish services to us, which included a consideration of the factors required by New York Stock Exchange listing standards.  Based on its review, the Compensation Committee determined that F.W. Cook, its other advisors and the individuals employed by such advisors who furnish services to us are independent and that their service does not raise any conflicts of interest that would prevent them from providing independent and objective advice to the committee.

Compensation Committee Interlocks and Insider Participation

During our 2017 fiscal year, each of Ms. Goeser and Messrs. Fradin, Kaufmann, Kelly and Paladino served as members of our Compensation Committee.  None of the members of the Compensation Committee was, during or prior to fiscal year 2017, an officer of the company or any of our subsidiaries or had any relationship with us other than serving as a director and as a de minimis shareholder.  In addition, none of our directors has interlocking or other relationships with other boards, compensation committees or our executive officers that would require disclosure under Item 407(e)(4) of Regulation S-K.

Nominating and Corporate Governance Committee

Principal Functions

Principal Functions of the Nominating and Corporate Governance Committee
•	Identifies individuals qualified to become members of our Board consistent with criteria approved by our Board.
•	Reviews the qualifications and independence of the nominees for director.
•

Recommends to our Board nominees for membership on our Board.   Only those candidates recommended by the Nominating and Corporate Governance Committee will be considered by our Board as nominees for director.

•	Develops and recommends to our Board corporate governance principles and other corporate governance policies that are applicable to our company.

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•

Reviews and approves any related party transactions between the company and any officer, director, principal shareholder or immediate family member or other affiliate of such persons proposed to be entered into and, if appropriate, ratifies any such transaction previously commenced and ongoing.

•	Oversees the evaluation of our Board, Board Committees and our management.
•	Oversees risk management practices for risks relating to governance and compliance matters.
•	Assists in Board oversight of our compliance with our ethics policies.
•	Undertakes an annual evaluation of its performance.

Composition and Charter

Our Nominating and Corporate Governance Committee is currently comprised of Ms. Goeser and Messrs. Byrnes, Fradin and Peller, each of whom is an independent director.  Ms. Goeser is the Chairwoman of the Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee has adopted a written charter, a copy of which is available on our website at www.mscdirect.com/corporategovernance.

Policy Regarding Shareholder Nominations for Director

The Nominating and Corporate Governance Committee of our Board believes that the best director candidates will be those who have a number of qualifications, including independence, knowledge, judgment, integrity, character, leadership skills, education, experience, financial literacy, standing in the community and an ability to foster a diversity of backgrounds and views and to complement our Board’s existing strengths.  There are no specific, minimum or absolute criteria for Board membership.  The Nominating and Corporate Governance Committee seeks to achieve a balance and diversity of knowledge, experience and capability on our Board, while maintaining a sense of collegiality and cooperation that is conducive to a productive working relationship within the Board and between the Board and management.  The Nominating and Corporate Governance Committee also believes that it is important for directors to have demonstrated an ethical and successful career.  Such a career may include:

•

experience as a senior executive of a publicly traded corporation, a management consultant, an investment banker, a partner at a law firm or registered public accounting firm or a professor at an accredited law or business school;

•	experience in the management or leadership of a substantial private business enterprise, educational, religious or not-for-profit organization; or
•	such other professional experience as the Nominating and Corporate Governance Committee determines qualifies an individual for Board service.

At all times, the Nominating and Corporate Governance Committee will make every effort to ensure that our Board and its committees include at least the required number of independent directors, as that term is defined by applicable standards promulgated by the New York Stock Exchange and the SEC.  In addition, prior to nominating an existing director for re-election to our Board, the Nominating and Corporate Governance Committee will consider and review such existing director’s attendance and performance, independence, experience, skills and contributions as an existing director to our Board.

The Nominating and Corporate Governance Committee may employ third-party search firms to identify director candidates, if so desired.  The Nominating and Corporate Governance Committee will review and consider recommendations from a wide variety of contacts, including current executive officers, directors, community leaders and shareholders, as a source for potential director candidates.

The Nominating and Corporate Governance Committee will consider qualified director candidates recommended by shareholders in compliance with our procedures and subject to applicable inquiries.  The Nominating and Corporate Governance Committee does not have different standards for

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evaluating nominees depending on whether they are proposed by our directors or by our shareholders.  Any shareholder may recommend a nominee for director at least 120 calendar days prior to the one year anniversary of the date on which our proxy statement was released to shareholders in connection with the previous year’s annual meeting, by writing to Corporate Secretary, MSC Industrial Direct Co., Inc., 75 Maxess Road, Melville, NY 11747, and providing the following information:

•	the name, company shareholdings and contact information of the person making the nomination;
•	the candidate’s name, address and other contact information;
•	any direct or indirect holdings of our securities by the nominee;
•	any information required to be disclosed about directors under applicable securities laws and/or stock exchange requirements;
•	information regarding related party transactions with the company and/or the shareholder submitting the nomination;
•	any actual or potential conflicts of interest; and
•

the nominee’s biographical data, current public and private company affiliations, employment history and qualifications and status as “independent” under applicable securities laws and stock exchange requirements.

All of these communications will be reviewed by our Senior Vice President, General Counsel and Corporate Secretary and forwarded to Ms. Goeser, the Chairwoman of the Nominating and Corporate Governance Committee, for further review and consideration in accordance with this policy.  Any such shareholder recommendation should be accompanied by a written statement from the candidate of his or her consent to be named as a candidate and, if nominated and elected, to serve as a director.

Board Leadership Structure; Executive Sessions of the Independent Directors

Our Board functions collaboratively and emphasizes active participation and leadership by all of its members.  Our Board currently consists of nine directors, each of whom, other than Messrs. Gershwind and Jacobson, is independent under our Corporate Governance Guidelines and the applicable rules of the New York Stock Exchange.  Mr. Gershwind has served as our President and Chief Executive Officer since January 1, 2013 and as a member of our Board since 2010.  Mr. Jacobson, who is one of our principal shareholders, has served as our Non-executive Chairman since January 1, 2013 and as our Chairman since 1998.  Mr. Jacobson previously served as our President from October 1995 through November 2003, and as our Chief Executive Officer from October 1995 through November 2005.  The Board has separated the roles of Chairman and Chief Executive Officer since 2005 and has appointed a non-management, lead director since 2007.

Our Board of Directors believes that the most effective Board leadership structure for our company at the present time is for the roles of Chief Executive Officer and Chairman of the Board to be separated.  Under this structure, our Chief Executive Officer is generally responsible for setting the strategic direction for our company and for providing the day-to-day leadership over our operations, and our Chairman of the Board sets the agenda for meetings of the Board and presides over Board meetings.  In addition, our independent directors meet at regularly scheduled executive sessions without members of management present.  Mr. Peller, who has served as our Lead Director since 2007, serves as the presiding director at the executive sessions of the independent directors.  The Lead Director also has such other duties and responsibilities as determined by the Board from time to time.  Those additional duties and responsibilities include:

•	making recommendations to the Board regarding the structure of Board meetings;
•	recommending matters for consideration by the Board;
•	determining appropriate materials to be provided to the directors;

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•	serving as an independent point of contact for shareholders wishing to communicate with the Board;
•	assigning tasks to the appropriate Board committees with the approval of the Nominating and Corporate Governance Committee; and
•	acting as a liaison between management and the independent directors.

Our Board retains the authority to modify this leadership structure as and when appropriate to best address our unique circumstances at any given time and to serve the best interests of our shareholders.

Role of the Board in Risk Oversight

Our Board’s role in risk oversight involves both the full Board and its committees.  The full Board is responsible for the oversight of risk management and reviews our major financial, operational, compliance, reputational and strategic risks, including steps to monitor, manage and mitigate such risks.  In addition, each of the Board committees is responsible for oversight of risk management practices for categories of risks relevant to their functions.  For example, the Audit Committee discusses with management our major financial risk exposures and the steps that have been taken to monitor and mitigate such exposures, including with respect to risk assessment and risk management.  Similarly, the Nominating and Corporate Governance Committee has oversight responsibility over governance and compliance matters and the Compensation Committee has oversight responsibility for our overall compensation structure, including review of its compensation practices, in each case with a view to assessing associated risks.  Please see “Compensation Risk Assessment” on page 47 of this proxy statement.

The Board as a group is regularly updated on specific risks in the course of its review of corporate strategy, business plans and reports to the Board by management and its respective committees.  The Board believes that its leadership structure supports its risk oversight function by providing a greater role for the independent directors in the oversight of our company.

Corporate Governance Guidelines

We have adopted Corporate Governance Guidelines, which are available on our website at www.mscdirect.com/corporategovernance.

Director Attendance at Shareholder Meetings

We encourage attendance by the directors at our annual meeting of shareholders.  All of our current directors attended the annual meeting held on January 26, 2017, either in person or by telephone.

Non-Executive Director Stock Ownership Guidelines

To more closely align the interests of our non-executive directors with those of our shareholders, our Board of Directors, upon the recommendation of the Nominating and Corporate Governance Committee, adopted stock ownership guidelines for all of our non-executive directors in 2011.  The ownership guidelines provide for each of our non-executive directors to own a minimum number of shares having a value equal to five times his or her base annual cash retainer (i.e., a value equal to $210,000 for directors whose tenure began before the adoption of the guidelines and a value equal to $250,000 for Messrs. Kaufmann and Paladino).  All shares held by our non-executive directors, including unvested restricted stock units, count toward this guideline.  The guidelines provide for our non-executive directors to reach this ownership level within the later of five years from the date on which the guidelines were adopted or five years from the date on which the director is first appointed or elected.  Once a non-executive director has attained his or her minimum ownership requirement, he or she must maintain at least that level of ownership.  If a non-executive director has not satisfied his or her proportionate minimum stock ownership guideline, the director must retain an amount equal to 100% of the net shares received as a result of the exercise of stock options or the vesting of restricted stock units.  All of our non-executive directors are in compliance with their current stock ownership guidelines.

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Code of Ethics and Code of Business Conduct

We have adopted a Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer and senior financial officers and a Code of Business Conduct that applies to all of our directors, officers and associates.  The Code of Ethics and the Code of Business Conduct are available on our website at www.mscdirect.com/corporategovernance.  We intend to disclose on our website, in accordance with all applicable laws and regulations, amendments to, or waivers from, our Code of Ethics and our Code of Business Conduct.

Shareholder Communications Policy

Any shareholder or other interested party who desires to communicate with our Chairman of the Board, Lead Director or non-management members of our Board may do so by writing to: Board, c/o Philip Peller, Lead Director of the Board, MSC Industrial Direct Co., Inc., 75 Maxess Road, Melville, NY 11747.  Communications may be addressed to the Chairman of the Board, the Lead Director, an individual director, a Board committee, the non-management directors or the full Board.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who own beneficially more than 10% of our Class A common stock to file initial reports of ownership and reports of changes in ownership with the SEC.  Based solely on our review of the copies of such forms furnished to us and written representations from our executive officers, directors and such beneficial owners, we believe that all filing requirements of Section 16(a) of the Exchange Act were timely complied with during the fiscal year ended September 2, 2017, except that (i) Mr. Gershwind filed one late Form 4 to report the vesting of RSUs and a late Form 5 for fiscal year 2017 reporting two gifts, and (ii) Mr. Jacobson filed one late Form 4 to report a conversion of Class B shares and two gifts.

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EXECUTIVE OFFICERS

The following individuals are our executive officers as of the date of this proxy statement:

Name of Officer	Position	Age	Executive Officer Since
Erik Gershwind	President and Chief Executive Officer	46	December 2005
Rustom Jilla	Executive Vice President and Chief Financial Officer	56	July 2015
Douglas Jones	Executive Vice President, Chief Supply Chain Officer	53	December 2005
Steve Armstrong	Senior Vice President, General Counsel and Corporate Secretary	59	October 2008
Kari Heerdt	Senior Vice President and Chief People Officer	50	August 2014
Steven Baruch	Executive Vice President, Chief Strategy and Marketing Officer	49	March 2016
Charles Bonomo	Senior Vice President and Chief Information Officer	52	July 2007
Christopher Davanzo	Senior Vice President of Finance and Corporate Controller	54	October 2010
Gregory Polli	Senior Vice President, Product Management	54	March 2016
David Wright	Senior Vice President, Sales	49	March 2016

Please refer to the section entitled “Election of Directors (Proposal No. 1)”  beginning on page 7 of this proxy statement for the biographical data for Mr. Gershwind.

Rustom Jilla

Mr. Jilla was appointed our Executive Vice President and Chief Financial Officer in July 2015.  From April 2013 through September 2014, Mr. Jilla served as Chief Financial Officer of Dematic Group, a global provider of warehouse logistics and inventory management solutions.  From September 2002 to April 2013, he served as Chief Financial Officer of Ansell Limited, a global leader in protective solutions, publicly traded on the Australian Securities Exchange. Prior to that, Mr. Jilla served as Vice President, Financial Operations at PerkinElmer Inc., and earlier spent 12 years at The BOC Group, a U.K.-listed, multinational industrial gas company, where he held various Product Management and Finance leadership roles.  He began his career in auditing with Coopers & Lybrand (now PricewaterhouseCoopers LLP).

Douglas Jones

Mr. Jones was appointed our Executive Vice President, Chief Supply Chain Officer in October 2014, having previously served as our Executive Vice President, Global Supply Chain Operations since October 2009.  Previously, he was our Senior Vice President, Supply Chain Management from April 2008 until October 2009 and our Senior Vice President of Logistics from December 2005 until April 2008.  Mr. Jones joined our company in July 2001, as Vice President of Fulfillment.  Prior to joining our company, he served as Vice President, Distribution Operations for the Central Region of the United States, at Fisher Scientific from 1998 to 2001.  Prior to his role at Fisher Scientific, Mr. Jones was part of the management team at McMaster-Carr Supply Company, based in Chicago.  During his tenure with McMaster-Carr, Mr. Jones held various managerial positions of increasing responsibility in fulfillment, finance, purchasing and inventory management.

Steve Armstrong

Mr. Armstrong was appointed our Senior Vice President, General Counsel and Corporate Secretary in October 2012.  Previously, he served as our Vice President, General Counsel and Corporate Secretary from October 2008 until October 2012.  From 2006 to 2008, he was a legal consultant based in New York, New York performing services for Thomson Reuters and NBC Universal.  Mr. Armstrong was the Executive Vice President and General Counsel of the Home Shopping Network in Tampa, Florida from 2002 to 2006.  From 2000 to 2002, he was the Senior Vice President and General Counsel

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of Agilera, Inc., a technology company in Denver, Colorado.  Prior to 2000, Mr. Armstrong was the Vice President, General Counsel & Secretary of Samsonite Corporation and a partner in the law firms Paul Hastings, and Baker and Hostetler.

Kari Heerdt

Ms. Heerdt was appointed our Chief People Officer in August 2014.  Previously, Ms. Heerdt served as Partner, Strategic Account Executive at Aon Hewitt, the global talent, retirement and health business of Aon Plc (NYSE: AON), where she oversaw one of Aon Hewitt’s largest clients. Prior to that, Ms. Heerdt was a Senior Consultant at Hewitt in the Corporate Restructuring and Change, Talent and Organization Consulting practice, later becoming the Senior Manager, Operations for Cerberus Capital Management, a leading investment management firm, before becoming the Senior Vice President, Human Resources for two of Cerberus’ portfolio companies, Mervyn’s LLC and Talecris Biotheraputics, Inc.  Ms. Heerdt served as Senior Vice President, Human Resources for Mervyn’s LLC from April 2005 until January 2008.  In July 2008, Mervyn’s LLC filed for protection under Chapter 11 of the United States Bankruptcy Code and, later in 2008, was liquidated.

Steven Baruch

Mr. Baruch was appointed our Executive Vice President, Chief Strategy and Marketing Officer in August 2017.  Previously, he served as our Senior Vice President, Strategy and Marketing, a position he held from July 2015 until August 2017.  Prior to that, he served as our Vice President of Digital & Strategy, a position he held from 2014 until July 2015, and as our Vice President of eCommerce from November 2010 until May 2014.  Mr. Baruch began his career with our company in May 2008.  Prior to joining our company, Mr. Baruch served as Senior Vice President of Sales and Managed Services for Adecco where he was responsible for leading B2B sales and marketing with focus on digital, web and eCommerce strategy and execution.  Previously, he held various executive positions at global electronics distributor Arrow Electronics, including Director of Sales, Marketing, and Public Relations for arrow.com.

Charles Bonomo

Mr. Bonomo was appointed our Senior Vice President and Chief Information Officer in August 2011.  Previously, he served as our Vice President and Chief Information Officer from July 2007 through August 2011.  From 1999 through 2007 he served as Vice President at Arrow Electronics, Inc., including in the position of Vice President of Infrastructure and Operations from January 2006 to July 2007, and as Vice President and Chief Architect from July 2003 through January 2006.  Previously, he was the Director of Clinical Technology at Mount Sinai Medical Center from 1996 to 1998, rising to Vice President and Chief Information Officer of NYU Health System in 1998.  Prior to 1996, he held various positions of increasing responsibility at J.P. Morgan in the United States and Europe and at Grumman Aerospace Corp., where he designed and tested software for the F14 Tomcat aircraft.

Christopher Davanzo

Mr. Davanzo was appointed our Senior Vice President of Finance and Corporate Controller in July 2015.  Previously, he served as our Vice President of Finance and Corporate Controller, a position he held from 2006 until July 2015.  From 1993 through 2006, he held various positions of increasing responsibility in the finance department at Olympus America Inc., including the role of Vice President of Finance from 2004 to 2006.  Prior to joining Olympus, Mr. Davanzo held several auditing and accounting positions, including with KPMG LLP, Coopers & Lybrand (now PricewaterhouseCoopers LLP), and Weight Watchers International.

Gregory Polli

Mr. Polli was appointed our Senior Vice President, Product Management in July 2015.  Previously, he served as our Vice President, Product Management from November 2005 to July 2015, our Vice President, Metalworking from November 2002 to November 2005, our Vice President, Metalworking Merchandising from April 2002 to November 2002 and our Vice President, Product from October 1999 to April 2002.  Prior to that, Mr. Polli held various positions of increasing responsibility at our company in product management and merchandising since joining our company in 1988.

24   MSC Industrial Direct Co., Inc.  Notice of 2018 Annual Meeting and 2017 Proxy Statement

David Wright

Mr. Wright was appointed our Senior Vice President, Sales in July 2015.  Previously, Mr. Wright served as our Vice President, Field Sales from February 2008  to July 2015,  our Vice President, North Region from May 2006 to February 2008 and our National Director of Sales from August 2001 to May 2006.  Prior to that, Mr. Wright held various positions of increasing responsibility at our company in sales since joining our company in 1998.

There are no arrangements or understandings between any executive officer and any other person pursuant to which the executive officer was, or is to be, selected as an officer of our company.

MSC Industrial Direct Co., Inc.  Notice of 2018 Annual Meeting and 2017 Proxy Statement   25

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (PROPOSAL NO. 2)

Our Audit Committee has appointed the firm of Ernst & Young LLP, which has been our independent registered public accounting firm since 2002, to serve as our independent registered public accounting firm for fiscal year 2018.  Although shareholder ratification of the Audit Committee’s action in this respect is not required, our Board considers it desirable for shareholders to pass upon the selection of the independent registered public accounting firm.  If the shareholders disapprove of the selection, our Audit Committee intends to reconsider the selection of Ernst & Young LLP as our independent registered public accounting firm.

Ernst & Young LLP has advised us that neither it nor any of its members has any direct or material indirect financial interest in our company.  We expect that a representative from Ernst & Young LLP will be present at the annual meeting.  This representative will have the opportunity to make a statement if he or she so desires and is expected to be available to respond to appropriate questions.

Principal Accountant Fees and Services

For the fiscal years ended September 2, 2017 and September 3, 2016, Ernst & Young LLP billed us for their services the fees set forth in the table below.  All audit and permissible non-audit services reflected in the fees below were pre-approved by the Audit Committee in accordance with established procedures.

	Fiscal Year
	2017	2016
Audit fees (1)	$1,695,000	$1,331,546
Audit-related fees (2)	$142,000	$41,000
Tax fees (3)	$47,000	$86,649
All other fees	$—	$—
Total	$1,884,000	$1,459,195

_____________________________

(1)

Reflects audit fees for professional services rendered by Ernst & Young LLP for the audit of our annual financial statements, audit of management’s assessment of internal control over financial reporting and the effectiveness of internal control over financial reporting and related opinions, review of financial statements included in our quarterly reports on Form 10-Q, services that were provided in connection with statutory and regulatory filings or engagements and advice on compliance with financial accounting and reporting standards.

(2)

Reflects audit-related fees for assurance and related services by Ernst & Young LLP that were reasonably related to the performance of the audit or review of our financial statements.  The nature of the services performed for these fees was the audit of our 401(k) plan in fiscal years 2017 and 2016 and due diligence services provided in connection with acquisitions in fiscal year 2017.

(3)

Reflects tax fees for professional services rendered by Ernst & Young LLP for tax compliance, tax advice and tax planning.  The nature of the services performed for these fees was for assistance in United Kingdom and United States federal and state tax compliance and state and local tax consultation and tax advice provided in connection with our equity compensation plans.

26   MSC Industrial Direct Co., Inc.  Notice of 2018 Annual Meeting and 2017 Proxy Statement

Audit Committee Pre-Approval Policy

The Audit Committee is required to pre-approve all audit and non-audit services provided by our independent registered public accounting firm and is not permitted to engage the independent registered public accounting firm to perform any non-audit services proscribed by law or regulation.  The Audit Committee may delegate pre-approval authority to the Chairman of the Audit Committee, in which case decisions taken are to be presented to the full Audit Committee at its next meeting.

The Audit Committee of the Board has considered whether, and has determined that, the provision of non-audit services by Ernst & Young LLP is compatible with maintaining auditor independence.

The Board recommends a vote “FOR” the proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2018.

MSC Industrial Direct Co., Inc.  Notice of 2018 Annual Meeting and 2017 Proxy Statement   27

AUDIT COMMITTEE REPORT

The information contained under this “Audit Committee Report” shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any filings under the Securities Act of 1933, as amended, which we refer to as the Securities Act, or under the Exchange Act, except to the extent that we specifically incorporate this information by reference into any such filing.

The Audit Committee oversees the company’s financial accounting and reporting processes and systems of internal controls on behalf of our Board.  Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls.  The Audit Committee is directly responsible for the appointment, termination, compensation, retention and oversight of the work of our independent auditors.  The Audit Committee consists of the five directors named below, each of whom is an independent director as defined by applicable SEC rules and NYSE listing standards.

Each year the Audit Committee evaluates the qualifications, performance and independence of our independent registered public accounting firm and determines whether to reengage the current firm. In doing so the Audit Committee considers the quality and efficiency of the services provided by the independent registered public accounting firm, its capabilities, its technical expertise,  its knowledge of our operations and the appropriateness of its fees for audit and non-audit services. Based on this evaluation, the Audit Committee appointed Ernst & Young LLP as our independent registered public accounting firm to examine our consolidated financial statements and internal controls over financial reporting for fiscal year 2017.  In addition, the Audit Committee is directly involved in selecting the lead audit engagement partner whenever a rotational change is required, normally every five years.  Our company’s lead audit engagement partner was most recently changed for the fiscal year 2017 audit.

Our financial and senior management supervise our systems of internal controls and the financial reporting process.  Our independent registered public accounting firm performs an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and expresses an opinion on these consolidated financial statements.  In addition, our independent registered public accounting firm expresses its own opinion on the company’s internal control over financial reporting.  The Audit Committee monitors these processes.

The Audit Committee has reviewed and discussed with both the management of the company and our independent registered public accounting firm our audited consolidated financial statements for the fiscal year ended September 2, 2017, as well as management’s assessment and our independent registered public accounting firm’s evaluation of the effectiveness of our internal controls over financial reporting.  Our management represented to the Audit Committee that our audited consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.

The Audit Committee discussed with our internal auditors and independent registered public accounting firm the overall scope and plans for their respective audits.  The Audit Committee met with the company’s Director of Internal Audit and the independent registered public accounting firm, with and without management present, to discuss the results of their audits, their evaluations of our internal controls, including internal control over financial reporting, and the overall quality of our financial reporting.

28   MSC Industrial Direct Co., Inc.  Notice of 2018 Annual Meeting and 2017 Proxy Statement

The Audit Committee also discussed with our independent registered public accounting firm the matters required to be discussed by our independent registered public accounting firm with the Audit Committee under the rules adopted by the Public Company Accounting Oversight Board.  The Audit Committee has also received the written disclosures and the letter from our independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the independence of that firm.  The Audit Committee has also considered whether the provision of non-audit services by our independent registered public accounting firm is compatible with maintaining the independence of the auditors.  The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm.  All audit and permissible non-audit services performed by our independent registered public accounting firm during fiscal year 2017 and fiscal year 2016 were pre-approved by the Audit Committee in accordance with established procedures.

Based on the reviews and discussions referred to above, the Audit Committee recommended to our Board (and our Board approved) that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended September 2, 2017, which was filed with the SEC on October 31, 2017.

Submitted by the Audit Committee of the Board,

Philip Peller (Chairman)

Jonathan Byrnes

Michael Kaufmann

Denis Kelly

Steven Paladino

MSC Industrial Direct Co., Inc.  Notice of 2018 Annual Meeting and 2017 Proxy Statement   29

COMPENSATION DISCUSSION AND ANALYSIS

In this section, we discuss the material elements of our compensation programs and policies, including the objectives of our compensation programs and the reasons why we pay each element of our executives’ compensation.  Following this discussion, you will find a series of tables containing more specific details about the compensation earned by or awarded to the following individuals, whom we refer to as the named executive officers or NEOs.  This discussion focuses principally on compensation and compensation practices relating to the named executive officers for our 2017 fiscal year.

Name	Position
Erik Gershwind	President and Chief Executive Officer
Rustom Jilla	Executive Vice President and Chief Financial Officer
Douglas Jones	Executive Vice President, Chief Supply Chain Officer
Steve Armstrong	Senior Vice President, General Counsel and Corporate Secretary
Kari Heerdt	Senior Vice President and Chief People Officer

Executive Summary

Fiscal 2017 Performance Highlights

In fiscal year 2017, we generated results reflecting strong execution as market conditions improved and the overall manufacturing sector returned to growth.  However, the pricing environment continued to remain a headwind for our business.  Based on these dynamics, our performance in fiscal 2017 was highlighted by the following developments:

•	we continued our market share gains, building on our leadership position in metalworking, as well as developing a leadership position in our Class C inventory business;
•	we continued to stabilize our gross margin in the face of a continuing soft pricing environment;
•	earnings per share increased to $4.05 from $3.77 in fiscal 2016, as we realized the benefits from our strong expense controls and cost structure and the leverage in our business model;
•

we continued to build stronger partnerships with our customers, providing deep technical expertise across the industries that we serve, and optimizing our customers’ operations with inventory management and other supply chain solutions; and

•	we completed the acquisition of DECO Tool Supply Co. (“DECO”) in July 2017.

Net sales increased 0.8% to $2.89 billion in fiscal 2017 from $2.86 billion in fiscal 2016.   Fiscal 2017 was a 52-week year as compared with fiscal 2016 which was a 53-week year.  Average daily sales (ADS) increased 3.2% in fiscal 2017, as compared to fiscal 2016.  Even as we continued to invest in our future growth, operating expenses both in dollars and as a percentage of sales were lower than the prior year.  Operating income in fiscal 2017 was $379.0 million, representing an increase of 0.8% from operating income of $376.0 million in fiscal 2016.  For fiscal 2017, the company achieved diluted earnings per share of $4.05 versus $3.77 in fiscal 2016.

Fiscal 2017 Compensation Highlights

Consistent with our pay-for-performance compensation philosophy, the Compensation Committee of our Board (referred to in this discussion as the Committee) took the following key actions with respect to NEO compensation for fiscal 2017:

•

Bonus Payouts Approximated Target.  Based on company performance against target performance goals and achievement levels of each NEO’s individual goals and objectives (G&Os) under our performance bonus plan, and the Committee’s determination of the appropriate individual performance multiplier, payouts under our performance bonus plan were 114.9% of target for Mr. Gershwind and 91.5% of target for our other NEOs.

30   MSC Industrial Direct Co., Inc.  Notice of 2018 Annual Meeting and 2017 Proxy Statement

•

Total Cash Compensation Generally At or Below Market Median.  Total actual cash compensation for Mr. Gershwind approximated the 75th percentile of the competitive market data developed by our independent compensation consultant.  Messrs. Jilla’s and Jones’ total cash compensation approximated the 50th percentile of the competitive market data, and Ms. Heerdt’s and Mr. Armstrong’s total cash compensation approximated the 25th percentile of the competitive market data.

•

CEO Total Direct Compensation (“TDC”) Below Market 25th Percentile; Other NEOs Generally At or Below Market Median.  We calculate TDC as the sum of fiscal year end base salary, actual annual performance bonuses and long-term equity awards (and in the cases of Mr. Jilla and Ms. Heerdt, we also annualize their special new hire grants of restricted shares made in fiscal 2015 over their five-year vesting periods, which is consistent with the market data methodology).  For fiscal 2017, Mr. Gershwind’s TDC was 4.5% below the 25th percentile of the competitive market data; Mr. Jilla’s TDC approximated the 50th percentile; Mr. Jones’ TDC was between the median and 75th percentile; Mr. Armstrong’s TDC approximated the 25th percentile; and Ms. Heerdt’s TDC was between the 25th and 50th percentiles of the competitive market data.

The table below illustrates how our compensation is aligned with our performance by showing the total cash compensation and total direct compensation for each of our NEOs in fiscal 2017 and the competitive positioning of our NEOs’ total cash compensation and total direct compensation against the competitive market data:

Named Executive Officer	Fiscal 2017 Total Cash Compensation	Competitive Positioning(2) of Total Cash Compensation	Fiscal 2017 Total Direct Compensation	Competitive Positioning(2) of Total Direct Compensation
	($)(1)		($)(3)
Erik Gershwind	2,450,064	approx. 75th percentile	3,950,069	<25th percentile
Rustom Jilla	826,581	approx. 50th percentile	1,732,593	approx. 50th percentile
Douglas Jones	601,355	approx. 50th percentile	1,217,377	between 50th & 75th percentiles
Steve Armstrong	561,071	approx. 25th percentile	1,001,600	approx. 25th percentile
Kari Heerdt	502,480	approx. 25th percentile	923,980	between 25th & 50th percentiles

____________________________

(1)	Total cash compensation is calculated as the sum of (i) base salary in effect as of the fiscal year end and (ii) actual annual performance bonus.
(2)	Please see “―Competitive Positioning” beginning on page 43 for information about our peer companies and our competitive market data.
(3)

Total direct compensation is calculated as the sum of (i) base salary (see Note 1 above), (ii) actual annual performance bonus (see Note 1 above) and (iii) long-term equity awards granted in fiscal 2017 (and, in the cases of Mr. Jilla and Ms. Heerdt, also includes 20% of the grant date value of their special new hire grants of restricted shares made in fiscal 2015).

MSC Industrial Direct Co., Inc.  Notice of 2018 Annual Meeting and 2017 Proxy Statement   31

Compensation Philosophy and Objectives

We believe that the quality, skills and dedication of our executive officers are critical factors affecting the company’s performance and, therefore, long-term shareholder value.  Our key compensation goals for our associates, including the NEOs, are to:

•	create a performance driven culture based on personal accountability by linking rewards to company and individual performance;
•	provide a market competitive compensation opportunity to enable the company to attract, retain and motivate highly talented associates; and
•	align our executives’ interests with those of our shareholders.

Accordingly, in determining the amount and mix of compensation, the Committee seeks to provide a market competitive compensation package, structure annual and long-term incentive programs that reward achievement of performance goals that directly correlate to the enhancement of sustained, long-term shareholder value, and promote executive retention.

The following table provides information about the key elements of our 2017 compensation programs:

Compensation Element	Description		Key Objectives
Base Salary	Fixed Annual Cash	•	Attract and retain highly talented executives
		•	Targeted at or below the median of our competitive market data
		•	Competitive positioning may vary based upon executive’s experience and individual performance
Annual Performance Bonus	Variable Annual Cash	•	Pay for performance program that rewards achievement of company financial metrics tied to organic revenue growth and operating margin, and individual goals and objectives (G&Os)
		•	“At risk” since there is no payout for any measure where the company or the individual fails to achieve the threshold level for such measure
		•	Maximum payout of 200% of target realized only if company and executive achieve superior performance for all company financial and individual measures
		•	Committee retains discretion to reduce annual bonus payouts
Long-Term Incentive Compensation	Variable Equity (stock options and restricted stock units (RSUs))	•	Aligns our executives’ interests with our shareholders
		•	Promotes retention
		•	RSUs vest 20% on each of the 1st through 5th anniversaries of grant
		•	Stock options vest 25% on each of the 1[s]t through 4th anniversaries of grant
Welfare Benefits and Perquisites	Generally tracks broad-based benefits	•	No supplemental life insurance, financial planning, country club memberships or special health benefits

32   MSC Industrial Direct Co., Inc.  Notice of 2018 Annual Meeting and 2017 Proxy Statement

Compensation Element	Description		Key Objectives
Retirement	401(k) plan	•	Executives participate on the same basis as our associates
		•	No pension or supplemental retirement plans; no deferred compensation arrangements

The Committee does not maintain policies for allocating among short-term and long-term compensation or among cash and non-cash compensation.  Instead, the Committee maintains flexibility and adjusts different elements of compensation based upon its evaluation of the company’s key compensation goals.  As a general matter, the Committee seeks to utilize equity-based awards to motivate executives to enhance long-term shareholder value and manage the dilutive effects of equity compensation through the company’s share repurchase program.

While compensation levels may differ among NEOs based on competitive factors and the role, responsibilities and performance of each NEO, there are no material differences in the compensation philosophies, objectives or policies for our NEOs.  However, as an executive assumes more responsibility, a greater percentage of total target cash compensation is allocated to annual performance bonus compensation, and a greater percentage of total direct compensation is allocated to equity compensation.  The Committee does not maintain a policy regarding internal pay equity, but the Committee considers internal pay equity as part of its overall review of our compensation programs.

Alignment with Compensation Best Practices

The Committee reviews our compensation programs, competitive market data and best practices in the executive compensation area.  In past years, the Committee has recommended, and our Board has approved, changes in our compensation policies and practices to align with best practices.  Key features of our compensation programs that the Committee believes align with best practices in executive compensation are as follows:

HIGHLIGHTS OF EXECUTIVE COMPENSATION PRACTICES
What We Do	What We Don’t Do

We benchmark executive compensation against market data developed by F.W. Cook, our independent compensation consultant.  Peer companies are reviewed by the Committee annually to assure their appropriateness for benchmarking executive compensation.

We do not provide employment agreements. No NEO has an employment agreement.

We generally target the fixed and variable elements of our executives’ compensation at the median of the market data.	We do not provide excessive perquisites, other than those generally available to our associates and other limited perquisites.

We use a pay-for-performance executive compensation model, with a significant portion of executive compensation at-risk and/or long-term.

We do not have severance agreements with our NEOs, other than in connection with a change in control, and other than our executive severance plan which provides for severance in very limited circumstances.  Our change in control agreements do not provide for tax “gross-ups.”

MSC Industrial Direct Co., Inc.  Notice of 2018 Annual Meeting and 2017 Proxy Statement   33

What We Do	What We Don’t Do

We grant RSUs and stock options with extended vesting periods, which promote retention and motivate our executives to create sustained, long-term shareholder value.	We do not have “single trigger” accelerated vesting of equity awards upon a change in control.

We regularly review senior level promotion and succession plans, including for the CEO position.	We do not maintain executive pension plans or supplemental executive retirement plans (SERP), nor do we provide our executives with deferred compensation arrangements.

We maintain a reasonable share burn rate. During fiscal year 2017, our burn rate was 1.26%; our 3-year average burn rate for fiscal 2015 through fiscal 2017 was 1.16%.	Our equity incentive plans expressly prohibit option repricing (including cash buyouts) of underwater options and share recycling for options and stock appreciation rights.

We maintain a clawback policy to recoup incentive compensation in the event of a significant financial restatement (whether or not a covered officer engaged in misconduct), as well as in cases of breach of non-competition and other covenants.

We prohibit our associates and non-executive directors from engaging in hedging transactions in company stock, trading options or other derivatives, or pledging or holding company shares in margin accounts.  We strictly limit pledging of company stock as collateral for non-margin account loans.

We consider shareholder advisory votes and views in determining our executive compensation policies.

We maintain stock ownership guidelines for executives, other senior officers and non-executive directors.

Shareholder Engagement

We provide our shareholders with an annual “say on pay” advisory vote on executive compensation.  At our 2017 Annual Shareholders Meeting held on January 26,  2017, the advisory vote received the support of 98.9% of the votes cast at the annual meeting.

In its review of our executive compensation programs, the Committee carefully considered the results of the 2017 advisory vote on executive compensation.  In addition, we continually monitor the corporate governance and other views of our major institutional shareholders to assure alignment of our governance and compensation practices with our institutional shareholders’ standards.

We are committed to continued engagement between shareholders and the company, both through the formal “say on pay” advisory vote as well as an informal dialogue with our major institutional shareholders.  We are recommending that our shareholders vote in favor of conducting an annual “say on pay” advisory vote, and will consider our shareholders’ vote in determining whether to continue to hold the “say on pay” advisory vote on an annual basis.  The Committee will consider feedback from our shareholders along with the results of the “say on pay” advisory vote as it completes its annual review of each pay element and the total compensation packages for our NEOs with respect to the next fiscal year.

34   MSC Industrial Direct Co., Inc.  Notice of 2018 Annual Meeting and 2017 Proxy Statement

Compensation Committee

The Committee is directly responsible for determining, in consultation with our Board, the goals and objectives of our executive compensation programs and for the ongoing review and evaluation of our compensation programs to determine whether our compensation programs are achieving their intended objectives.  The Committee also evaluates the design and mix of our compensation programs and makes adjustments, as appropriate, to achieve our compensation philosophy.  In consultation with our Board, the Committee has primary responsibility for overseeing and approving all compensation matters relating to, and setting the compensation levels of, the NEOs and our other executive officers and senior officers.  The Committee also administers our equity compensation plans. Members of management and independent consultants provide input and recommendations to the Committee, but decisions are ultimately made by the Committee.

How Compensation Decisions Are Made

Each August, the Committee receives a formal presentation from F.W. Cook, its independent compensation consultant, on the competitiveness of the company’s compensation programs, as well as its alignment with the company’s compensation objectives.  Based on the benchmarking data prepared by the Committee’s independent compensation consultant and the consultant’s evaluation of the company’s compensation programs, our Human Resources department, with input from our Chief Executive Officer and Chief Financial Officer, compiles management’s recommendations for our annual performance bonus plan for the upcoming fiscal year and equity award grants.  The Committee generally meets in September to review and consider the preliminary management recommendations and makes its final compensation decisions at its October meeting when the company’s fiscal year financial results are being considered by our Board.  At its October meeting, the Committee also reviews achievement of the prior fiscal year’s annual performance bonus plan financial metrics and each NEO’s G&Os, and approves the annual bonus payouts.  Base salary adjustments are made for our executive officers and other senior officers at the time of their individual performance reviews. Depending on company or individual circumstances, the Committee also may make other compensation decisions during the year.

Role of Executive Officers in Compensation Decisions

As part of its process, the Committee meets with our Chief Executive Officer and our Chairman to obtain recommendations with respect to the structure of our compensation programs and compensation decisions, including the performance of individual executives.  The Committee obtains our Chairman’s input on the compensation of our Chief Executive Officer, and our Chief Executive Officer provides the Committee with input on the compensation of the other NEOs and other executive officers and senior officers.  Our Human Resources department collects and analyzes relevant data, including comparative compensation data prepared by F.W. Cook, which is used by the Committee to make compensation decisions.

Compensation Consultant

The Committee has the sole authority to retain and terminate any third-party compensation consultant and to obtain advice and assistance from internal and external legal, accounting and other advisors.  Beginning in 2009, the Committee has relied on competitive market data and analysis prepared by its independent compensation consultant, F.W. Cook.  To assist the Committee with its compensation decisions, F.W. Cook recommends to the Committee peer companies and general industry survey data for benchmarking, and provides competitive compensation data, benchmarking and analysis relating to the compensation of our Chief Executive Officer and other executives and senior officers based on such market data.  Please see the section below “―Competitive Positioning”  beginning on page 43 for information about our peer companies and our competitive market data.  F.W. Cook also furnishes the Committee with competitive compensation data for non-executive directors.  F.W. Cook has not provided any other services to the company and will not provide any other services to the company without the approval of the Committee.

MSC Industrial Direct Co., Inc.  Notice of 2018 Annual Meeting and 2017 Proxy Statement   35

Fiscal Year 2017 Executive Compensation

Summary of Fiscal Year 2017 Compensation Decisions

The Committee believes that management skillfully executed our business plan as market conditions improved in fiscal 2017 and the overall manufacturing sector returned to growth.   However, the pricing environment continued to remain a headwind for our business.  Our results in fiscal 2017 reflected these market dynamics, as well as strong execution by management.  Organic revenue growth and adjusted operating margin, as computed for purposes of our annual performance bonus plan, were below the target levels.  The Committee determined that each NEO exceeded or greatly exceeded his or her individual goals, and overall individual performance for each NEO was strong or outstanding.

Based on company and individual performance, the Committee believes that compensation levels for fiscal year 2017 were appropriate and consistent with the philosophy and objectives of the company’s compensation programs.  The following summarizes fiscal 2017 compensation results:

•	base salaries generally approximated the median of the competitive market data, with the exception of Mr. Gershwind, whose base salary remained below the market 25th percentile;
•

based on company performance against target performance goals and achievement levels of each NEO’s individual goals and objectives (G&Os) under our performance bonus plan, and the Committee’s determination of the appropriate individual performance multiplier, payouts under our performance bonus plan were 114.9% of target for Mr. Gershwind and 91.5% of target for our other NEOs;

•

total cash compensation for Mr. Gershwind approximated the 75th percentile of the competitive market data; total direct compensation for Mr. Gershwind was 4.5% below the 25th percentile of the competitive market data;

•

total cash compensation for Messrs. Jilla and Jones approximated the 50th percentile of the competitive market data; total direct compensation for Mr. Jilla also approximated the 50th percentile of the competitive market data, while total direct compensation for Mr. Jones was between the 50th percentile and 75th percentiles of the competitive market data; and

•

total cash compensation for Mr. Armstrong and Ms. Heerdt approximated the 25th percentile of the competitive market data; total direct compensation for Mr. Armstrong also approximated the 25th percentile of the competitive market data while total direct compensation for Ms. Heerdt was between the 25th and 50th percentiles of the competitive market data.

Elements of Compensation

We allocate compensation among the following components for our NEOs:

•	base salary;
•	annual performance bonuses;
•	stock-based compensation in the form of stock options and RSUs; and
•	other benefits.

Base Salary

Base salaries for our executive officers are established based on the scope of their responsibilities and considering competitive market compensation paid by other companies for similar positions, as well as salaries paid to the executives’ peers within the company.  Base salaries are reviewed each year in connection with the executives’ performance evaluations and may be adjusted based on competitive market data, individual performance and promotions or changed responsibilities.  The Committee seeks to target base salary levels at or below the market median.  However, in individual cases, base salary levels may differ based upon the executive’s experience, individual performance and other considerations.  In fiscal 2017, all NEO base salaries were increased 3.0%, consistent with the overall budget for base salary increases for executive and senior officers.  Mr. Gershwind’s base salary was

36   MSC Industrial Direct Co., Inc.  Notice of 2018 Annual Meeting and 2017 Proxy Statement

increased from $705,713 to $726,884, effective January 1, 2017, and remains below the market 25th percentile.  Mr. Jilla’s base salary was increased from $489,250 to $503,928 in July 2017, approximating the median of the market data.  Mr. Jones’ base salary was increased from $388,430 to $400,083,  approximating the market median.  Mr. Armstrong’s base salary was increased from $388,410 to $400,062,  approximating the median of the market data.  Ms. Heerdt’s base salary was increased from $334,750 to $344,793, remaining between the 25th percentile and median of the market data.

Annual Performance Bonus Program

For fiscal year 2017, we modified our annual performance bonus plan so that payout levels based on financial performance used only two financial metrics – organic revenue growth percentage and operating margin, weighted at 37.5% each.  For fiscal year 2016, we measured financial performance based on three financial metrics – organic revenue growth percentage, operating margin and operating income growth, each weighted 25.0%.  We made this change because our emphasis changed from fiscal year 2016, where we were more focused on gross margin stabilization and operating expense reductions, to fiscal year 2017, where our strategy was to focus more on organic revenue growth and market share gain.

As in fiscal 2016, the remaining 25% of the target bonus opportunity was based on the achievement of individual G&Os.  In addition, award opportunities were subject to an individual performance multiplier.  Maximum bonus payouts are capped at 200% of target.

Bonus award opportunities are designed to provide market based, competitive award opportunities with target amounts designed to result in total cash compensation approximating the median of the market data and payouts at stretch performance designed to result in total cash compensation approximating the 75th percentile of the market data.  The Committee retains discretion to reduce annual bonus payouts below the amounts otherwise payable under the performance bonus program where it determines that bonus amounts are not reflective of company and individual performance.  For threshold, target and maximum dollar amounts of performance bonus opportunities under our performance bonus program for the NEOs, please see the Fiscal Year 2017 Grants of Plan-Based Awards table on page 51 of this proxy statement.

Company Financial Metrics

Company financial metrics are established by the Committee based on the company’s business plan, as reviewed and approved by the Committee, and consistent with analysts’ consensus expectations.  For fiscal 2017, company financial metrics were:

•	organic revenue growth (year-over-year); and
•	operating margin.

In setting award opportunities, the plan provides for four payout levels based on achievement of company financial metrics, as follows:

•	threshold – payout at 25% of target based on minimum level of performance;
•	target – payout at target based on achievement at target levels, which are aligned with our budget;
•

stretch performance – payout at 125% of target based on achievement of stretch goals that represent market leading performance, and intended to provide total cash compensation levels approximating the 75th percentile of the market data; and

•	maximum – payout at 160% of target based on superior performance.

In fiscal year 2017, we changed the design of our annual performance bonus plan to reward performance relative to the Metalworking Business Index (“MBI”).  As we have noted, a high percentage of our sales are to the U.S. manufacturing sector, and therefore a high correlation exists between trends in our customers’ activity and changes in the MBI Index.  We have found the highest correlation between our sales trends and the MBI using the rolling 12-month MBI average on a

MSC Industrial Direct Co., Inc.  Notice of 2018 Annual Meeting and 2017 Proxy Statement   37

four-month lag basis.  For fiscal year 2017, we set the four payout levels (threshold, target, stretch performance and maximum) based on performance under three U.S. manufacturing macro scenarios:  “Status Quo,” where the applicable rolling 12-month MBI remained below 46.1; “Improving,” where the 12-month MBI improved to between 46.1 and 49; and “Recovery,” where the 12-month MBI improved to greater than 49.

The following table sets forth the payout level opportunities available for our NEOs in fiscal 2017 as a percentage of the target award for each company financial metric (with each financial metric having a weighting of 37.5%) based on different levels of performance.   No payout for any financial metric is made if the threshold performance level for that financial metric is not achieved.  For performance between the different payout levels indicated below, straight-line interpolation is used to arrive at the actual payout.  Based on the rolling 12-month MBI Index (on a four-month lag basis) as of our fiscal year 2017 year-end, we measured our performance and determined bonus payouts under the “Recovery” scenario (performance metrics under the “Status Quo” and “Improving” scenarios included organic revenue growth of (4.0)% and (2.0)% at target and operating margins of 12.1% and 12.6% at target, respectively):

	Organic Revenue Growth (%)	Operating Margin %	Payout of Each Metric as a % of Target
Threshold	0.0	13.1	9.4
Target	3.0	13.8	37.5
Stretch	8.0	15.1	46.9
Maximum	10.0	15.6	60.0

We have determined that setting payout levels for financial metrics in different MBI scenarios does not appropriately reward performance.  As a result, our performance bonus plan for fiscal 2018 will fix payout levels based on achievement of financial metrics measured against our fiscal 2018 operating plan.

Actual Financial Performance vs. Target Goals

The table below shows the actual performance for the company financial metrics versus target:

	Target	Actual	Payout of Each Metric as a % of Target
Organic Revenue Growth (%)	3.0	2.9	36.2
Operating Margin (%)	13.8	13.2	15.7

In calculating year-over-year organic revenue growth, we did not include post-acquisition sales of DECO, which we acquired on July 31, 2017.  In addition, we adjusted for fiscal 2016 having six additional business days, which had the effect of increasing our year-over-year organic revenue growth from 0.8% to 2.9%.  In calculating operating margin, we excluded the results of DECO, as well as acquisition-related costs incurred, which had the effect of increasing operating margin from 13.1% to 13.2%.  Consistent with prior practice, the Committee set the targets to exclude these items to achieve comparability and the incentive purpose of the annual performance bonus program.

38   MSC Industrial Direct Co., Inc.  Notice of 2018 Annual Meeting and 2017 Proxy Statement

Individual Goals and Objectives (G&Os)

Achievement of individual G&Os has a 25% weighting in our performance bonus plan.  Individual G&Os are established annually and include strategic initiatives with both financial and non-financial goals. Executives are evaluated based upon achievement of these goals.  At the end of each year, our CEO evaluates performance against the pre-established individual objectives for officers other than himself and submits a recommendation to the Committee. The Committee evaluates our CEO’s performance against his pre-established individual objectives.  Based on the Committee’s evaluation of the CEO and the CEO’s recommendations, the Committee determines and approves the achievement and payout level of the G&Os for each executive officer.  The following table sets forth the payout level opportunities that were available for our NEOs as a percentage of the target award for the individual G&Os based on different levels of performance.   No payout is made if the threshold (partially meets) performance level is not achieved:

Individual G&Os Performance Level	Payout as a % of Target
Partially meets	18.75
Achieves	25.0
Exceeds	31.25
Greatly Exceeds	40.0

Achievement of Individual G&Os

For fiscal 2017, the Committee determined that Mr. Gershwind greatly exceeded achievement of his individual G&Os, resulting in a payout of 40.0% of target, and each other NEO exceeded achievement of his or her individual G&Os, resulting in a payout of 31.25% of target.  The Committee considered each NEO’s individual performance goals and performance, including the following:

•

Erik Gershwind – Drove the fiscal 2017 operating plan to continue to grow market share, build on our leadership position in metalworking, as well as develop a leadership position for, and complete the integration of, our Class C inventory business.  Focus also included stabilizing our gross margin and growing operating margin.  Continued to roll out our long-term strategy while increasing operating rigor, reducing expenses, and driving accountability.  Also continued to embed our deep technical expertise across industries and optimize our customers’ operations with inventory management and other supply chain solutions.  Increased customer focus across all support functions and created industry-leading levels of customer loyalty.  Completed acquisition of DECO.

•

Rustom Jilla –  Built plan and drove business to grow operating margin.  Cultivated our M&A pipeline and completing DECO acquisition.  Improved operating discipline across our company with project pre-investment evaluations, tighter project management including CCSG integration, OpEx controls and by driving accountability.  Continued to strengthen our Finance team and develop talent.  Served as a spokesperson to the investor community.  Reduced enterprise risk by implementing SAP Core Financials on time and on budget.

•

Douglas Jones – Implemented phase one of multi-year IT Roadmap on-time and on-budget, including SAP Core Financials and new telephony system.  Launched consolidation of internal managed inventory and vending supply solutions to improve service, efficiency and profitability of supply chain. Provided customers with technology tools to optimize their supply chain costs, drive competitive advantage and leverage their data. Focused on succession planning.

•

Steve Armstrong – Negotiated and successfully closed the acquisition of DECO.  Positioned our company to leverage learnings from current acquisition to develop repeatable formula for future acquisitions.  Resolved successfully several major contract disputes.  Continued to develop a succession plan and bench strength.

MSC Industrial Direct Co., Inc.  Notice of 2018 Annual Meeting and 2017 Proxy Statement   39

•

Kari Heerdt – Continued to enhance the talent acquisition, leadership development, succession, and reward processes and program.  Aligned people processes with MSC’s associate value proposition, leadership competencies, culture, and values.  Launched new signature leadership programs, including a renewed focus on diversity and inclusion.  Built organizational capability in change management.

Individual Performance Multiplier

Payout levels based on achievement of the company financial metrics and individual G&Os are subject to an individual performance multiplier.  We designed our performance bonus plan with this individual performance multiplier to provide greater weighting based on individual performance, consistent with our performance based compensation philosophy.  The individual performance multiplier evaluation differs from the evaluation of individual G&Os and is based on an evaluation of the executive’s overall leadership and effectiveness.  Based on the Committee’s evaluation of the CEO and the CEO’s recommendations, the Committee determines and approves the individual performance multiplier for each executive officer.  The individual performance multiplier is as follows:

Performance	Payout
Does Not Meet	0%
Partial	50%
Good	100%
Strong	110%
Outstanding	125%

As set forth in the following section, the Committee determined an individual performance multiplier of 125% for Mr. Gershwind and 110% for each of Ms. Heerdt and Messrs. Jilla, Jones and Armstrong.

Fiscal 2017 Performance Bonuses for NEOs

The following table summarizes the computations for the NEOs’ performance bonuses for fiscal 2017.  The performance bonus payouts were 114.9% of target for Mr. Gershwind and 91.5% of target for each other NEO:

NEO	Target Bonus Amount	Financial Metrics	Individual G&Os	Individual Performance Multiplier	2017 Actual Bonus
	(A) ($)	(B)	(C)	(D)	(E)= (B+C)xD ($)
Erik Gershwind	1,500,000	778,545	600,000	125%	1,723,180
Rustom Jilla	352,749	183,087	110,234	110%	322,654
Douglas Jones	220,046	114,210	68,764	110%	201,272
Steve Armstrong	176,027	91,363	55,009	110%	161,009
Kari Heerdt	172,396	89,479	53,874	110%	157,688

The Committee retains discretion to reduce annual bonus payouts below the amounts otherwise payable under the performance bonus program where it determines that bonus amounts are not reflective of company and individual performance.  The Committee did not make any such adjustments for fiscal year 2017.

Annual bonus awards for the NEOs were made under our shareholder-approved 2015 Omnibus Incentive Plan to qualify as deductible performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986.  Awards under the plan were made at levels of 1% of EBIT for our CEO and 0.6% of EBIT for other executive officers, subject to the Committee’s exercise of discretion to reduce the actual payouts.  Consistent with the Committee’s policy, the Committee exercised its discretion to reduce the payouts under the awards so that actual payouts were equal to the payouts determined under our 2017 annual performance bonus program.

The Committee believes that bonuses awarded under our annual performance bonus program appropriately reflected the company’s performance and appropriately rewarded the performance of the NEOs.

40   MSC Industrial Direct Co., Inc.  Notice of 2018 Annual Meeting and 2017 Proxy Statement

Long-Term Stock-Based Compensation

The Committee grants stock options and RSUs under our 2015 Omnibus Incentive Plan to provide competitive compensation, promote retention, and align the interests of our executives with those of our shareholders.  We believe that providing combined grants of stock options and RSUs effectively focuses our executives on delivering long-term value to our shareholders.  Stock options motivate our executives to increase shareowner value because the options only have value to the extent the price of MSC stock on the date of exercise exceeds the stock price on the date of grant, and thus compensation is realized only if the company’s stock price increases over the term of the award.  RSUs reward and retain the executives by offering them the opportunity to receive MSC shares on the date the restrictions lapse so long as they continue to be employed by the company.  Dividends are not paid on unvested RSUs; instead, dividend equivalent units accrue on unvested RSUs and vest at the same times as the underlying RSUs.  The Committee does not have a fixed policy on allocating between options and RSU awards, but seeks to balance the retentive value of RSU awards which have a more stable value as compared with options.  The mix of fiscal year 2017 grants was 55% RSUs and 45% stock options, based on their respective grant date values.

The Committee’s policy is for stock options to vest in four equal increments on each of the first four anniversary dates of the date of grant, which is longer than the median 3-year vesting period of our peer companies, and for stock options to have terms of seven years.  For grants of RSUs, the Committee’s policy provides for vesting in five increments of 20% on each of the first through fifth anniversaries of the grants, which also is longer than the median 3-year vesting period of our peer companies.  The Committee believes that this aspect of our equity compensation package promotes executive retention and management stability, and fosters focus on long-term growth aligned with building shareholder value.

In granting equity awards, the Committee takes into consideration the dilutive effect on earnings to our shareholders once the shares are issued or vested, and we seek to mitigate this effect by repurchasing shares from time to time under the company’s share buyback program. We also evaluate and benchmark the company’s annual equity grants as a percentage of outstanding shares and the fully diluted overhang of outstanding equity awards plus shares available for grant.  Our burn rate (or the number of shares of Class A common stock subject to equity awards granted during the fiscal year as a percentage of the weighted-average outstanding shares of common stock) for fiscal 2017 was 1.26%, between the median and 75th percentiles of our peer companies; our 3-year average burn rate for fiscal 2015 through fiscal 2017 was 1.15%, which approximates the 75th percentile of our peer companies.  Our fully diluted equity overhang as of the fiscal 2017 year end was between the median and 75th percentile of our peer companies, and reflects additional shares available for future grant obtained through the approval by our shareholders of the 2015 Omnibus Incentive Plan in January 2015.  Our fully diluted overhang attributable to grants outstanding as of the fiscal 2017 fiscal year end approximates the 25th percentile of our peer companies.

As discussed below under “Change of Control Arrangements,”  the vesting of unvested stock options, restricted stock and RSUs only accelerates if there is both a change in control of the company and if such awards are not continued, assumed or substituted in connection with the transaction or if there is a termination of employment without cause (or for executives with change in control agreements, a termination by the executive for good reason) within one year (two years for executives with change in control agreements) following the change in control.  Because there is no acceleration of awards unless there is both a change in control and either the awards would be terminated or the grantee’s employment is terminated following the change in control, our outstanding equity awards are subject to “double trigger” accelerated vesting.

Equity Grants During Fiscal Year 2017

The number of stock options and RSUs granted to the NEOs in fiscal year 2017, and the grant-date fair value of these awards determined in accordance with FASB ASC Topic 718, are shown in the Fiscal Year 2017 Grants of Plan-Based Awards table on page 51 of this proxy statement.  Equity awards granted in October 2016 were benchmarked against the competitive market data and resulted in target

MSC Industrial Direct Co., Inc.  Notice of 2018 Annual Meeting and 2017 Proxy Statement   41

total direct compensation approximating the 25th percentile for Mr. Gershwind,  approximating the median for Messrs. Jilla and Armstrong and Ms. Heerdt, and approximating the 75th percentile for Mr. Jones.

Administration of Equity Award Grants

The Committee grants options with exercise prices set at the market price on the date of grant, based on the closing market price on the date of grant.  Our current policy is that options and RSU awards to executive officers and other senior officers are granted on an annual basis at the October meeting of the Committee, which occurs when our Board reviews annual financial results and when the Committee completes its annual compensation review process.  The approval process specifies:

•	the individual receiving the grant;
•	the dollar value of stock options, with the number of options to be determined based on a Black-Scholes valuation; and
•	the dollar value of RSUs, with the number of RSUs to be determined based on the closing price of our shares on the date of grant.

Grants for associates other than officers also are approved by the Committee, and the Committee does not delegate authority for making grants to any member of management.  Our current policy provides that off-cycle grants and promotion and new hire grants may be approved at regularly scheduled or special Committee meetings.  We do not time our equity award grants relative to the release of material non-public information.

Hedging Policy; Pledging

Under our insider trading policy, short-selling, margin transactions, trading in exchange-traded options and engaging in hedging transactions such as prepaid variable forward contracts are prohibited with respect to our common stock.  Our insider trading policy also prohibits pledging company shares in margin accounts.  Associates and directors may only pledge company shares as collateral for a loan outside of a margin account up to 10% of their ownership of company shares (excluding options and unvested RSUs and restricted shares), provided that shares required to be held pursuant to our stock ownership guidelines may not be pledged.  Our Nominating and Corporate Governance Committee retains discretion to permit limited exceptions to the 10% restriction.  None of our executive officers or directors currently has pledged any company shares.

Benefits and Perquisites

We provide our executives with certain health and insurance benefits, as well as travel and other perquisites.  Our executives can participate in our 401(k) plan (which includes company matching contributions of 50% up to the first 6% of a participant’s contributions), our Associate Stock Purchase Plan and our health benefit and insurance programs on the same basis as our associates.  We also provide our executives with either a car allowance or a leased vehicle.  Generally, our travel policies provide that executives travel coach class (domestic) and business class (international) on company business and pay the travel and related expenses of any family member that may accompany them.

We do not provide any other executive perquisites such as supplemental life insurance, financial planning, country club membership, or special health benefits.

Change of Control Arrangements

Our current NEOs are parties to “change in control” severance arrangements. For a description of our executives’ change in control agreements, please see the section entitled  “Executive Compensation — Potential Payments Upon Termination or Change in Control”  beginning on page 55 of this proxy statement.

We believe that such arrangements are important to promote the stability of our business and our key personnel during the transition period surrounding a change in control transaction, and to keep our executives focused on the business rather than on their employment prospects.  These arrangements

42   MSC Industrial Direct Co., Inc.  Notice of 2018 Annual Meeting and 2017 Proxy Statement

serve to assure the retention of key executives in order to successfully execute a change of control transaction. To this end, the change of control benefits only are provided if the executive remains with the company through the change of control and if there is a termination of employment without cause or by the executive for good reason, commonly referred to as a “double trigger.”  Please see the section entitled “Executive Compensation — Potential Payments Upon Termination or Change in Control — Change in Control Agreements”  beginning on page 55 of this proxy statement.

As discussed in more detail in the section entitled “Executive Compensation — Potential Payments Upon Termination or Change in Control — Equity Award Plans” on page 56 of this proxy statement, since January 2006, all stock options and RSU and restricted stock awards have been made under our 2005 and 2015 Omnibus Incentive Plans.  Under our Omnibus Incentive Plans, in the event of a change in control transaction pursuant to a merger agreement, outstanding stock options and restricted stock and RSU awards shall be continued, assumed or substituted if so provided in the merger agreement.  If the merger agreement does not provide for continuation, assumption or substitution of equity awards, the vesting of outstanding options shall accelerate and the restrictions applicable to all restricted stock and RSU awards shall lapse.  In addition, following any change in control, if an associate’s employment is terminated without cause within one year following the change in control, vesting shall also accelerate.  For executive officers with change in control agreements, the protection period is extended to two years and vesting also accelerates in cases of termination by the executive for good reason.  The Committee believes that these provisions provide our Board with appropriate flexibility to address the treatment of options and restricted stock and RSU awards in a merger or similar transaction that is approved by our Board, while providing appropriate protections to our executives and other associates in transactions which are not approved by our Board.  Because there is no acceleration of awards unless there is both a change in control and either the awards are terminated or the grantee’s employment is terminated following the change in control, our outstanding equity awards are subject to “double trigger” accelerated vesting.

Executive Severance Plan

Under our Executive Severance Plan, adopted in October 2016, Vice Presidents, Senior Vice Presidents and Executive Vice Presidents of the Company are eligible to receive certain severance benefits in the event of limited qualifying termination events.  Please see the section entitled  “Executive Compensation — Potential Payments Upon Termination or Change in Control — Executive Severance Plan” on page 57 of this proxy statement.

Competitive Positioning

In determining the amounts of base salary, performance bonus plan opportunities and stock-based compensation for the NEOs, and other executive officers and senior officers, the Committee reviewed and benchmarked the compensation levels of the NEOs and other executive officers and senior officers against competitive market data developed by F.W. Cook.  Market data developed by F.W. Cook was comprised of peer group compensation data for the CEO, CFO and three other most highly compensated executives, as reported in the proxy statements of peer companies, together with compensation data by functional position derived from third-party general industry surveys.  Survey data for each position was collected based on functional matches within a revenue range comparable in size to our company.

In developing our peer group of companies, F.W. Cook consults with the company’s Human Resources department and the Committee Chair to identify companies similar in size and business mix.  In addition, by balancing the peer company data with compensation data from broad general industry surveys, the Committee believes that the benchmarking data is more representative of the market place for executive talent and less subject to distortion.

In July 2017, upon the recommendation of F.W. Cook, the Committee approved changes to our peer group.  Airgas, Inc. was removed because it was acquired by Air Liquide in 2016.  United Natural Foods, Inc. was removed because it is outside a revenue range of 1/3X to 3X as compared to our revenues, and Lawson Products, Inc. was removed because it is outside such revenue range and the market cap range of 1/4X to 4X as compared to our market cap.  NOW Inc. and Pool Corporation were added as

MSC Industrial Direct Co., Inc.  Notice of 2018 Annual Meeting and 2017 Proxy Statement   43

peer companies, as they both fall within such revenue and market cap ranges and are in the same GICS industry as the company.  The two broad general industry survey sources were the same as used for fiscal 2016.  In this Compensation Discussion and Analysis, references to our NEOs’ actual fiscal 2017 compensation in relation to the market data are based on the market data presented by F.W. Cook to the Committee in August 2017.  The Committee believes that the competitive market data compiled by F.W. Cook provides an appropriate benchmarking resource.

The fiscal 2017 peer group (which is used with the two broad general industry surveys to arrive at the competitive market data) is listed in the chart below, together with comparative information about revenue, net income, market capitalization, total assets and number of employees compiled by F.W. Cook based on publicly available information:

(Dollars in millions)

Company	Revenue(1)	Net Income(1),(2)	Total Assets(3)	Market Cap(4)	Employees(5)
Anixter International Inc.	$7,748	$148	$4,204	$2,427	8,900
Applied Industrial Technologies, Inc.	2,594	134	1,388	2,255	5,554
Beacon Roofing Supply, Inc.	4,200	100	3,140	2,817	5,042
DXP Enterprises, Inc.	942	15	612	465	2,453
Fastenal Company	4,130	525	2,851	12,233	19,624
Kaman Corporation	1,771	52	1,449	1,378	5,265
MRC Global Inc.	3,296	(46)	2,232	1,516	3,516
NOW Inc.	2,340	(167)	1,698	1,278	4,200
Patterson Companies, Inc.	5,593	171	3,508	3,545	7,500
Pool Corporation	2,671	164	1,279	4,155	3,900
Rush Enterprises, Inc.	4,366	64	2,692	1,606	6,180
ScanSource, Inc.	3,568	69	1,718	950	2,000
Watsco, Inc.	4,303	193	2,154	4,836	5,050
WESCO International, Inc.	7,331	103	4,624	2,437	9,000
W.W. Grainger, Inc.	10,223	519	5,862	9,449	25,600
Summary Percentiles: 15 Companies
75th Percentile	$4,979	$168	$3,324	$3,850	8,200
Median	4,130	103	2,232	2,427	5,265
25th Percentile	2,633	58	1,574	1,447	4,050
MSC Industrial Direct(6)	$2,879	$233	$2,051	$3,939	6,462
– Percentile Rank	31%	87%	41%	76%	66%

_____________________________

(1)	Determined as of the most recently reported four fiscal quarters ended prior to August 2017.
(2)	Excludes extraordinary items and discontinued operations.
(3)	Determined as of the most recently reported fiscal quarter end prior to August 2017.
(4)	Determined as of September 2, 2017, as calculated by a third-party vendor.
(5)	Determined as of the most recently reported fiscal year end prior to August 2017.
(6)	Data for MSC is with respect to the four fiscal quarters ended June 3, 2017, the company’s last quarter ended prior to August 2017.

The Committee generally seeks to set base salary, total target cash compensation (the sum of base salary and target annual performance bonus) and total target direct compensation (the sum of total target cash compensation and long-term equity compensation) at the median, or 50th percentile, of the market data.  Total cash compensation based on achievement of stretch performance goals under our performance bonus generally is targeted to approximate the 75th percentile of the market data.  Long-term equity compensation in the form of stock options and RSUs generally are targeted to approximate the median of the market data.  The Committee believes that this competitive positioning is

44   MSC Industrial Direct Co., Inc.  Notice of 2018 Annual Meeting and 2017 Proxy Statement

consistent with the goals of the company’s compensation programs, by linking pay to performance and providing top-tier compensation only when the company achieves superior performance.

Executive Incentive Compensation Recoupment Policy

Upon recommendation of the Committee, our Board adopted in October 2009 an Executive Incentive Compensation Recoupment Policy.  The policy covers all executive officers of the company, as well as the company’s corporate controller, and applies to incentive awards under our annual performance bonus plan and equity awards under our equity plans, granted or awarded after the adoption of the policy. The policy provides our Board with discretion to obtain recoupment of awards as follows:

•

in the event of a significant restatement of financial results, other than as a result of a change in accounting principles (a “Restatement”), the Board may recoup cash incentive bonuses and equity awards that were paid or that vested to the extent that the amount paid or that vested would have been lower if the financial results had been properly reported;

•

in the event of a Restatement where a covered officer engaged in misconduct that caused or partially caused the need for the Restatement, the Board may take any or all of the following actions with respect to such covered officer: (i) recoup all cash incentive bonuses and equity awards that were paid or that vested based upon the achievement of financial results that were subsequently reduced due to the Restatement, (ii) cancel outstanding equity awards, (iii) recoup any shares received from the vesting or exercise of equity awards, and (iv) recoup any net proceeds from any sale of shares upon or following the vesting or exercise of equity awards; and

•

in the event that following termination of employment, a covered officer breaches his or her non-competition, non-solicitation or non-disclosure covenants owed to the company, the Board may take any or all of the following actions with respect to such covered officer: (i) cancel outstanding equity awards, (ii) recoup any shares received from the vesting or exercise of equity awards during the period beginning two years before and ending two years after the covered officer’s termination of employment, and (iii) recoup any net proceeds from any sale of shares upon or following the vesting or exercise of equity awards during the period beginning two years before and ending two years after the covered officer’s termination of employment.

The Board may only seek recoupment in cases of a Restatement if either the Restatement shall have occurred within 36 months of the publication of the audited financial statements that have been restated, or the Audit Committee of the Board shall have taken steps to consider a Restatement prior to the end of such 36 months and the Restatement occurs within 48 months of the publication of the audited financial statements.

In addition, our equity award documents provide for forfeiture of awards in cases where a grantee violates a confidentiality, non-competition or non-solicitation covenant or agreement and for recoupment in cases where, following a termination of employment, the company determines that a termination for cause would have been justified prior to such termination.

In the event of a change in control, as defined in our Omnibus Incentive Plans, the company’s right to seek recoupment shall terminate.

MSC Industrial Direct Co., Inc.  Notice of 2018 Annual Meeting and 2017 Proxy Statement   45

Executive Stock Ownership Guidelines

To more closely align the interests of our management with those of our shareholders, our Board of Directors, upon the recommendation of the Nominating and Corporate Governance Committee, adopted in November 2011 stock ownership guidelines for our executive officers.  The ownership guidelines provide for each of our executive officers to own a minimum number of shares having a value equal to the following:

Role	Minimum Value of Shares
Chief Executive Officer	6 times annual base salary
Executive Vice Presidents	3 times annual base salary
Senior Vice Presidents	2 times annual base salary
Vice Presidents	1 times annual base salary

All shares held by our executives, including unvested restricted shares and RSUs but not including shares underlying unexercised stock options, count toward these guidelines.  The guidelines provide for our executives to reach these goals within five years from the date on which the executive is appointed.  Once an executive has attained his or her minimum ownership requirement, he or she must maintain at least that level of ownership.  If an executive has not satisfied his or her proportionate minimum stock ownership guideline, the executive must retain an amount equal to 100% of the net shares (i.e., after tax withholding and shares sold to pay the exercise price of option) received as a result of the exercise of stock options or the vesting of restricted shares or RSUs.  All of our executive officers are in compliance with their current stock ownership guidelines.  In addition to our stock ownership guidelines, we believe that the extended vesting provisions of our options and restricted stock and RSU awards for our executives properly align their interests with those of our shareholders, and encourage and incentivize long-term planning and strategic initiatives to enhance shareholder value.

Federal Income Tax Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code of 1986 prevents us from taking a tax deduction for non-performance-based compensation in excess of $1 million in any fiscal year paid to our CEO and the three other most highly compensated executive officers (excluding our CFO).  We design our compensation programs to consider the effect of Section 162(m) together with the objectives of our compensation programs.  Stock options granted under our equity compensation plans are intended to qualify as performance-based compensation for purposes of Section 162(m), but annual RSU awards under such plans do not qualify as performance-based compensation, and are therefore subject to the $1 million limit on deductible compensation.  Annual cash bonuses under our fiscal year 2017 annual performance bonus program were made under our shareholder-approved 2015 Omnibus Incentive Plan and are intended to qualify as performance-based compensation for purposes of Section 162(m).  Although the Compensation Committee may determine it necessary to pay non-deductible compensation to achieve our executive compensation objectives, we do not anticipate that we will pay any material non-deductible compensation. The Tax Cuts and Jobs Act, which is currently pending before the U.S. Congress, would modify Section 162(m) by (i) expanding the provision so that it applies to our CEO, CFO, and our three other most highly compensated executive officers and (ii) eliminating the performance-based compensation exception.  If this legislation is enacted, we may not be able to take a tax deduction for any compensation paid to our CEO, CFO, or our three other most highly compensated executive officers in excess of $1 million for payments made in taxable years beginning after December 31, 2017.

46   MSC Industrial Direct Co., Inc.  Notice of 2018 Annual Meeting and 2017 Proxy Statement

COMPENSATION RISK ASSESSMENT

The Compensation Committee of our Board engaged F.W. Cook to conduct a comprehensive risk assessment of our incentive-based compensation plans in 2016 to assist the Compensation Committee in its compensation risk assessment.  In its report to the Compensation Committee, F.W. Cook determined that our incentive plans were well-aligned with sound compensation design principles and that there were no significant areas of concern from a compensation risk perspective.  F.W. Cook also determined that recent changes to our annual and long-term incentive programs, implemented in fiscal 2016, reflect considerable time and attention and have not elevated the riskiness of our incentive programs.  In 2017, at the request of the Compensation Committee, F.W. Cook updated and confirmed its earlier assessment.  Based on the Compensation Committee’s review and the F.W. Cook reports, the Compensation Committee believes that our compensation programs do not encourage excessive or inappropriate risk-taking on the part of our associates, including our executive and senior officers.  The Compensation Committee believes that the design and mix of our compensation programs appropriately encourage our executive and senior officers to focus on the creation of long-term shareholder value.  In its review, the Compensation Committee noted the following features:

•	executive and senior officer pay mix balances fixed and variable cash compensation, cash and equity, and annual and longer-term incentive compensation;
•	our executive performance bonus program includes the following design features which the Compensation Committee believes properly incentivize senior management:
-	target bonuses generally do not exceed 100% of base salary;
-	maximum payouts are capped at 200% of target;
-

payout levels based on achievement of financial metrics generally are calculated on a straight-line interpolation basis between threshold and target levels and between target and maximum levels, rather than providing for significantly different payout levels based on small changes in operating results;

-	the annual performance bonus is largely based on achievement of multiple financial metrics, rather than a single financial metric;
-

the annual performance bonus plan includes a 25% weighting for achievement of individual G&Os and also includes an individual performance multiplier, both of which are evaluated by the Compensation Committee, which serves to focus management on achievement of strategic business and long-term initiatives;

-	the Compensation Committee retains discretion to adjust company financial metrics to account for non-recurring and other similar items; and
-

the Compensation Committee retains discretion to reduce bonus payouts below the amounts otherwise payable under the performance bonus program where it determines that bonus amounts are not reflective of company and individual performance;

•

annual non-management bonus plans for corporate, sales and other business functions allocate a lower percentage of variable cash compensation than for management with bonus awards based on subjective assessment of individual performance;

•	long-term equity awards constitute a significant portion of executives’ and senior officers’ compensation, thereby focusing such individuals on enhancing long-term shareholder value; and
•	equity awards for all associates provide vesting periods of four years for stock options and five years for restricted stock and RSUs.

MSC Industrial Direct Co., Inc.  Notice of 2018 Annual Meeting and 2017 Proxy Statement   47

In addition to the design and mix of our compensation programs, to further align our executive officers’ interests with our shareholders and mitigate risk relating to our compensation programs, we have adopted an Executive Incentive Compensation Recoupment Policy, which is described in the section entitled  “Compensation Discussion and Analysis — Executive Incentive Compensation Recoupment Policy,” and stock ownership guidelines for all of our executive officers, which is described in the section entitled “Compensation Discussion and Analysis — Executive Stock Ownership Guidelines.”

COMPENSATION COMMITTEE REPORT

The information contained under this “Compensation Committee Report” shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any filings under the Securities Act, or under the Exchange Act, or be subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically incorporate this information by reference into any such filing.

The Compensation Committee of our Board has reviewed and discussed with management the Compensation Discussion and Analysis that precedes this report.  Based on this review and discussion, the Committee recommended to our Board that the Compensation Discussion and Analysis be included in this proxy statement.

Submitted by the Compensation Committee of the Board,

Denis Kelly (Chairman)

Roger Fradin

Louise Goeser

Michael Kaufmann

Steven Paladino

48   MSC Industrial Direct Co., Inc.  Notice of 2018 Annual Meeting and 2017 Proxy Statement

EXECUTIVE COMPENSATION

Summary Compensation Table

The table below sets forth the compensation of the following named executive officers for services rendered to the company during the fiscal years ended September 2, 2017, September 3, 2016 and August 29, 2015:

•	Erik Gershwind, our President and Chief Executive Officer;
•	Rustom Jilla, our Executive Vice President and Chief Financial Officer; and
•

Douglas Jones, Steve Armstrong and Kari Heerdt, who were the three other most highly compensated executive officers with respect to, and who were serving as executive officers at the end of, fiscal year 2017.

A detailed description of the plans and programs under which our named executive officers received the following compensation can be found in the section entitled “Compensation Discussion and Analysis” preceding this discussion.  Additional information about these plans and programs is included in the additional tables and discussions which follow the Summary Compensation Table.

Name and Principal Position	Year	Salary ($) (1)	Bonus ($) (2)	Stock Awards ($) (3)	Option Awards ($) (4)	Non-Equity Incentive Plan Compensation ($) (5)	All Other Compensation ($) (6)	Total ($)
Erik Gershwind	2017	719,148	—	825,003	675,002	1,723,180	19,442	3,961,775
President and	2016	700,710	—	824,953	674,994	500,000	20,711	2,721,368
Chief Executive Officer	2015	685,869	—	474,932	645,987	432,000	19,963	2,258,751

Rustom Jilla (7)	2017	490,510	—	443,316	362,700	322,654	20,956	1,640,136
Executive Vice President	2016	476,811	—	384,970	314,993	117,726	30,490	1,324,990
and Chief Financial Officer	2015	45,673	—	499,981	—	—	3,825	549,479

Douglas Jones	2017	388,430	—	338,818	277,204	201,272	13,196	1,218,920
Executive Vice President,	2016	384,604	—	302,452	247,493	73,435	21,520	1,029,504
Chief Supply Chain Officer	2015	376,034	—	179,926	314,986	99,239	17,896	988,081

Steve Armstrong	2017	398,359	—	242,308	198,221	161,009	20,366	1,020,263
Senior Vice President,	2016	386,213	—	221,641	181,350	53,549	20,655	863,408
General Counsel, and Corporate Secretary	2015	377,808	—	166,475	236,405	72,367	19,261	872,316

Kari Heerdt	2017	335,013	—	220,838	180,672	157,688	19,380	913,591
Senior Vice President and	2016	325,638	—	192,485	157,492	57,535	14,815	747,965
Chief People Officer	2015	325,050	100,000	249,904	199,989	72,367	18,523	965,833

_____________________________

(1)	The amounts shown in this column reflect the executive’s actual base salary, including amounts deferred under our 401(k) plan.
(2)

The amount in this column for Ms. Heerdt reflects an aggregate cash signing bonus of $100,000, paid in two installments, as part of Ms. Heerdt’s employment package in connection with her August 2014 appointment as our Senior Vice President and Chief People Officer.

(3)

The amounts in this column do not reflect compensation actually received by the named executive officers nor do they reflect the actual value that will be recognized by the named executive officers. Instead, the amounts reflect the grant date fair value for grants made by us in fiscal years 2017, 2016 and 2015, calculated in accordance with FASB ASC Topic 718. This valuation method values restricted stock and restricted stock units granted during the indicated year, based on the fair market value of our Class A common stock (the closing price as reported on the New York Stock Exchange) on the date of grant.

MSC Industrial Direct Co., Inc.  Notice of 2018 Annual Meeting and 2017 Proxy Statement   49

(4)

The amounts in this column do not reflect compensation actually received by the named executive officers nor do they reflect the actual value that will be recognized by the named executive officers. Instead, the amounts reflect the grant date fair value for grants made by us in fiscal years 2017, 2016 and 2015, calculated in accordance with FASB ASC Topic 718. For information regarding assumptions made in calculating the amounts reflected in this column for grants made in fiscal years 2017, 2016 and 2015, please refer to Note 10 to our audited consolidated financial statements, included in our Annual Report on Form 10-K for the fiscal year ended September 2, 2017.

(5)

The amounts in this column reflect amounts earned pursuant to our annual performance bonus program for our named executive officers.  For more information, please see the section entitled “Compensation Discussion and Analysis — Fiscal Year 2017 Executive Compensation — Annual Performance Bonus Program” on page 37 of this proxy statement.

(6)	See the Fiscal Year 2017 All Other Compensation table below for a breakdown of the compensation included in the “All Other Compensation” column for fiscal year 2017.
(7)	Mr. Jilla was appointed our Executive Vice President and Chief Financial Officer effective July 20, 2015.

Fiscal Year 2017 All Other Compensation

Name	Auto Allowance ($)	401(k) Match ($)	Total ($)
Erik Gershwind	12,000	7,442	19,442
Rustom Jilla	13,200	7,756	20,956
Douglas Jones	5,204	7,992	13,196
Steve Armstrong	12,000	8,366	20,366
Kari Heerdt	11,290	8,090	19,380

50   MSC Industrial Direct Co., Inc.  Notice of 2018 Annual Meeting and 2017 Proxy Statement

Fiscal Year 2017 Grants of Plan-Based Awards

The following table shows the stock option and restricted stock units granted to our named executive officers in fiscal year 2017 and the estimated possible payouts under the performance bonus awards granted to our named executive officers in respect of fiscal year 2017 performance.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	All Other Stock Awards: Number of Shares of Stock or Units (#) (2)	All Other Option Awards: Number of Securities Underlying Options (#) (3)	Exercise or Base of Option Awards ($/Sh) (4)	Grant Date Fair Value of Stock and Option Awards ($) (5)
Erik Gershwind	n/a	562,500	1,500,000	2,400,000	—	—	—	—
	10/26/2016	—	—	—	11,566	—	—	825,003
	10/26/2016	—	—	—	—	72,659	71.33	675,002
Rustom Jilla	n/a	132,281	352,749	564,399	—	—	—	—
	10/26/2016	—	—	—	6,215	—	—	443,316
	10/26/2016	—	—	—	—	39,042	71.33	362,700
Douglas Jones	n/a	82,517	220,046	352,073	—	—	—	—
	10/26/2016	—	—	—	4,750	—		338,818
	10/26/2016	—	—	—	—	29,839	71.33	277,204
Steve Armstrong	n/a	66,010	176,027	281,644	—	—	—	—
	10/26/2016	—	—	—	3,397	—	—	242,308
	10/26/2016	—	—	—	—	21,337	71.33	198,221
Kari Heerdt	n/a	64,649	172,396	275,834	—	—	—	—
	10/26/2016	—	—	—	3,096	—	—	220,838
	10/26/2016	—	—	—	—	19,448	71.33	180,672

_____________________________

(1)

These columns reflect the potential threshold, target and maximum annual performance bonuses payable to such named executive officer under our 2017 annual performance bonus program.  Amounts actually earned in fiscal year 2017 are reported as Non-Equity Incentive Plan Compensation in the Summary Compensation Table.  Under our 2017 annual performance bonus program, bonus awards for 2017 were based on achievement of two company financial metrics, each weighted 37.5%, and the remaining 25% was based on the achievement of individual goals and objectives (G&Os).  In addition, award opportunities were subject to an individual performance multiplier ranging from 0% to 125%. For additional information, please see the section entitled “Compensation Discussion and Analysis — Fiscal Year 2017 Executive Compensation — Annual Performance Bonus Program” on page 37 of this proxy statement.  Annual performance bonus awards for the named executive officers were made under our shareholder-approved 2015 Omnibus Incentive Plan in order to qualify as deductible performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986.  Awards under the plan were made at levels of 1% of EBIT for our Chief Executive Officer and 0.6% of EBIT for other executive officers, subject to our Compensation Committee’s exercise of discretion to reduce the actual payouts. Consistent with our Compensation Committee’s policy, our Compensation Committee exercised its discretion to reduce the payouts under the awards so that actual payouts were equal to the payouts determined under our 2017 annual performance bonus program.

(2)

These amounts represent restricted stock units granted in fiscal year 2017 pursuant to our 2015 Omnibus Incentive Plan. These awards vest 20% on each of the first through fifth anniversaries of the grant date (with limited exceptions for termination of employment due to death, disability, retirement and change in control). The restricted stock units granted to our named executive officers have no performance criteria.  For additional information, please see the section entitled “Compensation Discussion and Analysis — Fiscal Year 2017 Executive Compensation — Long-Term Stock-Based Compensation” on page 41 of this proxy statement.

MSC Industrial Direct Co., Inc.  Notice of 2018 Annual Meeting and 2017 Proxy Statement   51

(3)

This column reflects stock option awards granted in fiscal year 2017 pursuant to our 2015 Omnibus Incentive Plan. The stock options granted to our named executive officers in fiscal year 2017 have a seven-year term and fully vest over four years, with 25% of the stock options vesting on each of the first four anniversaries of the date of grant (with limited exceptions for termination of employment due to death, disability, retirement and change in control). The stock options granted to our named executive officers have no performance criteria.  For additional information, please see the section entitled “Compensation Discussion and Analysis — Fiscal Year 2017 Executive Compensation — Long-Term Stock-Based Compensation” on page 41 of this proxy statement.

(4)

Awards were issued with an exercise price equal to the fair market value on the grant date, which we determined based on the closing price of a share of our Class A common stock as quoted on the New York Stock Exchange on the date of the grant.

(5)

The amounts in this column do not reflect compensation actually received by the named executive officers nor do they reflect the actual value that will be recognized by the named executive officers.  Instead, the amounts represent the full grant date fair value of awards as calculated in accordance with FASB ASC Topic 718.  The grant date fair value is the amount that we will expense in our financial statements over the award’s vesting schedule.  For restricted stock units, fair value is the closing price of a share of our Class A common stock as quoted on the New York Stock Exchange on the date of the grant.  The closing price of a share of our Class A common stock as quoted on the New York Stock Exchange on October 26, 2016 was $71.33.  The fair values shown for stock options are accounted for in accordance with FASB ASC Topic 718.  For additional information on the valuation assumptions, please refer to Note 10 to our audited consolidated financial statements, included in our Annual Report on Form 10-K for the fiscal year ended September 2, 2017.

Dividends are not paid on unvested restricted stock units; instead, dividend equivalent units accrue on unvested restricted stock units and vest at the same times as the underlying restricted stock units.  The quarterly dividend rate was $0.45 per share during fiscal year 2017.

52   MSC Industrial Direct Co., Inc.  Notice of 2018 Annual Meeting and 2017 Proxy Statement

Outstanding Equity Awards at 2017 Fiscal Year-End Table

The following table shows the amount of outstanding stock option, restricted stock and restricted stock unit awards previously granted and held by the named executive officers as of September 2, 2017.

The market value of the stock awards is based on the closing price of a share of our Class A common stock as of September 1,  2017, the last business day of fiscal year 2017, which was $69.16.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Erik Gershwind	34,044	11,349 (1)	81.76	10/22/2020	—	—
	22,972	22,973 (2)	83.03	10/21/2021	—	—
	21,014	63,045 (3)	58.90	10/18/2022	—	—
	—	72,659 (4)	71.33	10/25/2023	—	—
	—	—	—	—	972 (5)	67,224
	—	—	—	—	3,058 (6)	211,491
	—	—	—	—	5,720 (7)	395,595
	—	—	—	—	11,737 (8)	811,723
	—	—	—	—	11,809 (9)	816,712
Rustom Jilla	5,000	29,421 (3)	58.90	10/18/2022	—	—
	—	39,042 (4)	71.33	10/25/2023	—	—
	—	—	—	—	4,262 (10)	294,760
	—	—	—	—	5,477 (8)	378,804
	—	—	—	—	6,346 (9)	438,861
Douglas Jones	22,860	—	69.46	10/23/2019	—	—
	17,523	5,841 (1)	81.76	10/22/2020	—	—
	11,201	11,202 (2)	83.03	10/21/2021	—	—
	7,705	23,116 (3)	58.90	10/18/2022	—	—
	—	29,839 (4)	71.33	10/25/2023	—	—
	—	—	—	—	720 (5)	49,795
	—	—	—	—	1,223 (6)	84,583
	—	—	—	—	2,167 (7)	149,870
	—	—	—	—	4,303 (8)	297,595
	—	—	—	—	4,850 (9)	335,413
Steve Armstrong	1,681	—	66.69	10/20/2018	—	—
	15,441	—	69.46	10/23/2019	—	—
	11,835	3,946 (1)	81.76	10/22/2020	—	—
	8,407	8,407 (2)	83.03	10/21/2021	—	—
	5,646	16,938 (3)	58.90	10/18/2022	—	—
	—	21,337 (4)	71.33	10/25/2023	—	—
	—	—	—	—	600 (5)	41,496
	—	—	—	—	1,018 (6)	70,405
	—	—	—	—	2,005 (7)	138,666
	—	—	—	—	3,154 (8)	218,126
	—	—	—	—	3,468 (9)	239,873
Kari Heerdt	7,112	7,112 (2)	83.03	10/21/2021	—	—
	—	14,710 (3)	58.90	10/18/2022	—	—
	—	19,448 (4)	71.33	10/25/2023	—	—
	—	—	—	—	1,217 (11)	84,168
	—	—	—	—	1,806 (7)	124,903
	—	—	—	—	2,739 (8)	189,438
	—	—	—	—	3,161 (9) )	218,618

(1)	These stock options became exercisable on October 23, 2017.

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(2)	One-half of these stock options became exercisable on October 22, 2017 and an additional one-half of these stock options will become exercisable on October 22, 2018.
(3)	One-third of these stock options became exercisable on October 19, 2017. An additional one-third of these stock options will become exercisable on each of October 19, 2018 and October 19, 2019.
(4)

One-quarter of these stock options became exercisable on October 26, 2017.  An additional one-quarter of these stock options will become exercisable on each of October 26, 2018, October 26, 2019, and October 26, 2020.

(5)	The restrictions on these shares lapsed on October 24, 2017.
(6)	The restrictions on one-half of these shares lapsed on October 23, 2017 and the restrictions on an additional one-half of these shares will lapse on October 23, 2018.
(7)	The restrictions on one-half of these shares lapsed on October 22, 2017. The restrictions on an additional one-quarter of these shares will lapse on each of October 22, 2018 and October 22, 2019.
(8)

This number includes dividend equivalent units accrued through September 2, 2017.  40% of these RSUs vested on October 19, 2017.  An additional 20% of these RSUs will vest on each of October 19, 2018, October 19, 2019, and October 19, 2020.

(9)

This number includes dividend equivalent units accrued through September 2, 2017.  20% of these RSUs vested on October 26, 2017.  An additional 20% of these RSUs will vest on each of October 26, 2018, October 26, 2019, October 26, 2020 and October 26, 2021.

(10)	The restrictions on one-third of these shares will lapse on each of July 20, 2018, July 20, 2019 and July 20, 2020.
(11)	The restrictions on one-half of these shares lapsed on October 20, 2017. The restrictions on an additional one-quarter of these shares will lapse on each of October 20, 2018 and October 20, 2019.

54   MSC Industrial Direct Co., Inc.  Notice of 2018 Annual Meeting and 2017 Proxy Statement

Fiscal Year 2017  Option Exercises and Stock Vested

The following table shows (i) the number of shares of our Class A common stock acquired upon the exercise of stock options by the named executive officers in fiscal year 2017, (ii) the number of shares of restricted stock and/or the number of restricted stock units held by the named executive officers which vested in fiscal year 2017, and (iii) the value realized upon the exercise of such stock options and the vesting of such shares or units, in each case before payment of any applicable withholding tax and broker commissions.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($) (1)	Number of Shares Acquired on Vesting (#) (2)	Value Realized on Vesting ($) (3)
Erik Gershwind	58,110	160,704	7,877	562,241
Rustom Jilla	4,806	198,307	2,760	196,468
Douglas Jones	19,807	748,903	3,746	267,664
Steve Armstrong	28,069	1,117,811	2,857	204,102
Kari Heerdt	4,903	223,381	669	47,526

_____________________________

(1)

The amounts in this column reflect the aggregate dollar amount realized upon exercise of the options determined by the difference between the market price of the underlying securities at exercise and the exercise price of the options.

(2)	This number includes dividend equivalent units that vested at the same time as the underlying restricted stock units.
(3)

The amounts in this column reflect the aggregate dollar amount realized upon the vesting of stock determined by multiplying the number of shares of stock by the market value of the underlying shares on the vesting date.

Pension Benefits and Nonqualified Deferred Compensation

Our named executive officers do not receive any compensation in the form of pension benefits or nonqualified deferred compensation.

Potential Payments Upon Termination or Change in Control

Change in Control Agreements

Each of our current named executive officers has a written agreement that provides for payment to that named executive upon a qualifying termination following a change in control of the company.  The terms of these agreements are outlined below.  In addition to these agreements, each of our current named executive officers executed a confidentiality, non-solicitation and non-competition agreement under which each of them agreed not to use or disclose any confidential information relating to the company during his or her employment and after termination.  Each of them also agreed not to compete with the company or to solicit any employees of the company during his or her employment and for two years following termination of his or her employment.  All payments under the change in control arrangements are contingent on them complying with the foregoing obligations.

Under the terms of these agreements, “cause” is generally defined to include (i) the willful and continued failure by the executive to substantially perform his or her duties (other than any such failure resulting from his or her incapacity due to physical or mental illness) after a written demand for substantial performance is delivered to the executive by the company, (ii) the willful engaging by the executive in conduct which is demonstrably and materially injurious to the company, monetarily or otherwise, or (iii) the executive’s conviction of, or entering a plea of nolo contendere to, a felony.  A change in the executive’s “circumstances of employment” will generally be deemed to have occurred if there is (a) a material reduction or change in the executive’s employment duties or reporting responsibilities, (b) a reduction in the executive’s annual base salary, (c) a material diminution in the executive’s status, working conditions or other economic benefits, or (d) the company requiring the

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executive to be based at any place outside a 30-mile radius from the company’s offices where the executive was based prior to a change in control.

In addition, a change in control of the company will generally be deemed to have occurred under these agreements if (i) a person or entity, other than members of the Jacobson or Gershwind families, acquires beneficial ownership of 50% or more of the combined voting power of the company’s voting securities, (ii) there is a change in the Board as a result of which the Board members cease to constitute a majority of the Board, (iii) there is a consummation of a merger or consolidation, other than a merger or consolidation that results in our shareholders holding more than 50% of the combined voting power of the voting securities of the surviving entity, (iv) there is a liquidation or dissolution approved by our shareholders, or (v) there is a consummation of a sale of all or substantially all of the company’s assets.

Each of Messrs. Gershwind, Jilla, Jones and Armstrong and Ms. Heerdt has a change in control agreement with the company.  Messrs. Gershwind’s, Jones’ and Armstrong’s agreements were amended and restated in December 2014, and each has a term of three years.  Mr. Jilla’s and Ms. Heerdt’s agreements were entered into in September 2015 and December 2014, respectively, and each has a term of three years. The term of each agreement automatically renews for successive three-year terms unless terminated by us, in our sole discretion, upon notification to the executive at least 18 months prior to the end of the then current term.

Each agreement provides that if, within two years after the occurrence of a change in control of the company, (a) we terminate the executive’s employment other than for cause or (b) the executive terminates his or her employment following a change in the executive’s “circumstances of employment,” then we will be obligated to pay the executive a severance payment equal to (i) two times the executive’s annual base salary, plus (ii) two times the executive’s targeted annual cash incentive bonus, plus (iii) the pro rata portion of the executive’s targeted annual cash performance bonus.  In addition, any unvested stock options and stock awards would accelerate.  As a condition to receiving his or her severance payments and benefits, the executive would be required to execute a general release in favor of the company.

In addition, if the executive’s employment is terminated after the occurrence of a change in control as described above, we are obligated to provide the executive with outplacement services for up to six months and healthcare coverage, if elected by the executive, for up to 18 months, and the executive is entitled to receive, at our expense, an automobile allowance for the lesser of two years or the remainder of the automobile lease in effect following the termination of his or her employment.

Under the change in control agreements, the amount of severance benefits for these executives would be subject to reduction to the extent that the after-tax payments would be increased as a result of the payments being classified as “excess parachute payments” under Section 280G of the Internal Revenue Code of 1986.

Equity Award Plans

The number of outstanding equity awards held by each named executive officer under our Omnibus Incentive Plans as of September 2, 2017 is listed above in the Outstanding Equity Awards at 2017 Fiscal Year-End table.  All unvested equity awards at the end of fiscal year 2017 were granted to the named executive officers under our 2005 and 2015 Omnibus Incentive Plans, which provides certain benefits to plan participants in the event of the termination of such participant’s employment or a change in control of the company.  The terms of these benefits are described below.

In connection with their long-term incentive awards, the named executive officers are required to sign an agreement containing confidentiality and non-competition provisions designed to protect the company’s confidential and proprietary information and to preserve the company’s competitive advantages.

Omnibus Incentive Plans

Each of our 2005 and 2015 Omnibus Incentive Plans is a “double trigger” plan, meaning that unvested stock options and unvested restricted stock unit and restricted stock awards vest if there is a change in

56   MSC Industrial Direct Co., Inc.  Notice of 2018 Annual Meeting and 2017 Proxy Statement

control of the company only if both (i) a change in control occurs and (ii) such options or awards are not continued, assumed or substituted in connection with the transaction or if there is a termination of employment without cause or by the executive for good reason within two years following the change in control.  A change in control of the company will be deemed to have occurred for purposes of our Omnibus Incentive Plans in the same circumstances as described above under the section entitled “– Change in Control Agreements.”

Under our Omnibus Incentive Plans and awards thereunder, in the event that the employment of a named executive officer is terminated by reason of death, disability or retirement, all unvested stock options held by the named executive officer become immediately exercisable until the first anniversary of such termination or until the stock options expire by their terms, whichever is shorter, and the restrictions on outstanding restricted stock and restricted stock units shall lapse and the shares shall become fully vested.  An associate will be deemed to have retired if his or her employment is terminated without cause, death or disability, on or after age 65, provided the associate has a total of five years of service with the company.

Executive Severance Plan

On October 27, 2016, our Board adopted, upon the recommendation of our Compensation Committee, the MSC Executive Severance Plan. Under the MSC Executive Severance Plan, Vice Presidents, Senior Vice Presidents and Executive Vice Presidents of the company are eligible to receive certain severance benefits in the event of a qualifying termination. For purposes of the MSC Executive Severance Plan, a “qualifying termination” means the occurrence of any of (i) the involuntary termination of a participant’s employment by the company as a result of the elimination of such participant’s job or position with the company because of reorganization, job elimination, or site closure, (ii) the termination of a participant’s employment with the company upon the participant’s failure to accept a material change in the geographic location where such participant is required to primarily perform his or her services for the company, such that the distance between the previous geographic location and the new geographic location exceeds 50 miles (one way); or (iii) the termination of a participant’s employment with the company upon the participant’s failure to accept a reduction in such participant’s base salary of 20 percent or more.

Severance benefits consist of a severance allowance, a benefits credit payment, a vesting acceleration benefit and, at the discretion of the plan administrator, outplacement services. The severance allowance generally will be (i) 18 months of base pay for executive vice presidents, (ii) 15 months of base pay for senior vice presidents and (iii) 12 months of base pay for vice presidents, plus in each case a pro rata bonus (based on the average bonus paid for the prior three fiscal years). The benefits credit will be an amount equal to the credit provided by the company toward the cost of the participant’s coverage under our healthcare exchange for 18 months in the case of executive vice presidents, 15 months in the case of Senior Vice Presidents and 12 months in the case of Vice Presidents. The vesting acceleration benefit will be the acceleration of equity awards that otherwise would have vested on the next scheduled vesting date after a participant’s termination date. Finally, the plan administrator may, in its discretion, provide outplacement services for such duration as the plan administrator may determine.

As a condition of receiving any severance benefit under the MSC Executive Severance Plan, a participant will be required to execute and not revoke a severance and release agreement in favor of the company in such form and of such content as the plan administrator, in its sole discretion, may require.

Under the MSC Executive Severance Plan, no participant will be entitled to receive severance benefits in the event that the plan administrator determines, in its sole discretion, among other things, that at the time of the participant’s qualifying termination, we had cause to terminate the participant due to failure to meet our established performance criteria, the participant’s misconduct, or the participant’s violation of any applicable company policy. In addition, if a participant incurs a qualifying termination, and the plan administrator determines, in its sole discretion, that thereafter (i) the participant breached any provision(s) of his or her severance and release agreement, or (ii) the participant breached any

MSC Industrial Direct Co., Inc.  Notice of 2018 Annual Meeting and 2017 Proxy Statement   57

provision(s) of any confidentiality, non-compete, non-solicitation, non-disparagement or other restrictive covenant or similar agreement with the company, any unpaid or unused severance benefits will be immediately forfeited, and the participant will be required to repay to us severance allowance amounts previously paid to such participant.

Potential Payments Upon Termination or Change in Control Table as of September 1,  2017

The following table sets forth the estimated amounts that would be payable to each of our named executive officers upon the termination of his or her employment under certain circumstances or upon a change in control in limited circumstances, assuming that the termination of employment or change in control had occurred on September 1,  2017 (which was the last business day of fiscal year 2017) and based on the price per share of our Class A common stock on that date, which was $69.16.  The actual amounts payable can only be calculated at the time of the event.  None of the named executive officers would have been eligible for retirement under the terms of our equity grant agreements as of September 1, 2017.

Name and Benefits	Change In Control and Termination of Award ($) (1)	Change in Control and Termination of Employment ($) (2) (3)	Death, Disability or Retirement ($) (4)	Termination Under MSC Executive Severance Plan ($) (5)
Erik Gershwind
Severance	—	4,453,768	—	—
Auto Allowance	—	24,000	—	—
Outplacement Services	—	30,000	—	—
Medical Benefits	—	37,199	—	—
Accelerated Vesting of Stock Options	646,842	646,842	646,842	—
Accelerated Vesting of Restricted Stock/RSUs	2,302,745	2,302,745	2,302,745	—
Total	2,949,587	7,494,554	2,949,587	—

Rustom Jilla
Severance	—	1,713,353	—	755,891
Auto Allowance	—	26,400	—	—
Outplacement Services	—	30,000	—	—
Medical Benefits	—	30,996	—	30,995
Accelerated Vesting of Stock Options	301,859	301,859	301,859	98,568
Accelerated Vesting of Restricted Stock/RSUs	1,112,425	1,112,425	1,112,425	280,731
Total	1,414,284	3,215,033	1,414,284	1,166,185

Douglas Jones
Severance	—	1,240,258	—	600,125
Auto Allowance	—	10,409	—	—
Outplacement Services	—	30,000	—	—
Medical Benefits	—	25,398	—	25,398
Accelerated Vesting of Stock Options	237,170	237,170	237,170	79,053
Accelerated Vesting of Restricted Stock/RSUs	917,256	917,256	917,256	308,434
Total	1,154,426	2,460,491	1,154,426	1,013,010

Steve Armstrong
Severance	—	1,152,179	—	500,078
Auto Allowance	—	24,000	—	—
Outplacement Services	—	30,000	—	—
Medical Benefits	—	39,694	—	33,079
Accelerated Vesting of Stock Options	173,784	173,784	173,784	57,928
Accelerated Vesting of Restricted Stock/RSUs	708,566	708,566	708,566	248,372
Total	882,350	2,128,223	882,350	839,457

58   MSC Industrial Direct Co., Inc.  Notice of 2018 Annual Meeting and 2017 Proxy Statement

Name and Benefits	Change In Control and Termination of Award ($) (1)	Change in Control and Termination of Employment ($) (2) (3)	Death, Disability or Retirement ($) (4)	Termination Under MSC Executive Severance Plan ($) (5)

Kari Heerdt
Severance	—	1,034,377	—	430,991
Auto Allowance	—	22,579	—	—
Outplacement Services	—	30,000	—	—
Medical Benefits	—	17,261	—	14,384
Accelerated Vesting of Stock Options	150,925	150,925	150,925	50,305
Accelerated Vesting of Restricted Stock/RSUs	617,128	617,128	617,128	195,516
Total	768,053	1,872,270	768,053	691,196

_____________________________

(1)

Unvested stock options and unvested stock awards will vest if there is a change in control of the company only if such options or awards are not continued, assumed or substituted in connection with the transaction or if there is a termination of employment without cause or by the executive for good reason within two years following the change in control.  The estimated values of the accelerated stock options, restricted stock and restricted stock unit awards listed in this column for each of the named executive officers are based on the closing price of a share of our Class A common stock as reported on the New York Stock Exchange on September 1,  2017, which was $69.16.

(2)

Each of the named executive officers executed a confidentiality, non-solicitation and non-competition agreement under which each executive agreed not to use or disclose any confidential information relating to the company during the executive’s employment and after termination.  Each executive also agreed not to compete with the company or to solicit any employees of the company during his or her employment and for two years following termination of his or her employment.  All payments under the change in control arrangements are contingent on the executives complying with the foregoing obligations and executing a general release in favor of the company.

(3)

The severance amounts in this column reflect estimated amounts payable upon the occurrence of (i) a change in control of the company and (ii) the termination of employment of the named executive officers within two years following such change in control, (a) by the company, without cause or (b) by the executive for good reason.  The estimated severance amount listed in this column for each of the named executive officers was calculated using the named executive officer’s base salary that was in effect as of September 1, 2017.  The estimated values of the accelerated stock options, restricted stock and restricted stock unit awards listed in this column for each of the named executive officers are based on the closing price of a share of our Class A common stock as reported on the New York Stock Exchange on September 1,  2017, which was $69.16.

(4)

The amounts in this column reflect estimated amounts payable upon the death, disability or retirement of a named executive officer under the terms of our Omnibus Incentive Plans and awards thereunder.  None of our named executive officers are currently eligible for retirement.  The estimated values of the accelerated stock options, restricted stock and restricted stock unit awards listed in this column are based on the closing price of a share of our Class A common stock as reported on the New York Stock Exchange on September 1,  2017, which was $69.16.

(5)

The amounts in this column reflect estimated amounts that would be payable under the MSC Executive Severance Plan, which was adopted on October 27, 2016, in the event of a “qualifying termination,”  (i) assuming that the qualifying termination had occurred on September 1,  2017 and (ii) based on the price per share of our Class A common stock on September 1,  2017, which was $69.16.  Mr. Gershwind is not a participant in the MSC Executive Severance Plan.  The estimated severance amount listed in this column for each of the named executive officers (other than Mr. Gershwind) was calculated using the named executive officer’s base salary that was in effect as of September 1,  2017.  Severance amounts and medical benefits would be payable in equal installments in accordance with the company’s normal payroll practices over the applicable period of either 15 or 18 months.  As described above under the section entitled “Potential Payments

MSC Industrial Direct Co., Inc.  Notice of 2018 Annual Meeting and 2017 Proxy Statement   59

Upon Termination or Change in Control — Executive Severance Plan,” the accelerated stock options, restricted stock and restricted stock unit awards listed in this column consist of awards that otherwise would have vested on the next scheduled vesting date after the named executive officer’s qualifying termination.    The estimated values of the accelerated stock options, restricted stock and restricted stock unit awards listed in this column are based on the closing price of a share of our Class A common stock as reported on the New York Stock Exchange on September 1,  2017, which was $69.16.    As a condition of receiving any severance benefit under the MSC Executive Severance Plan, a participant will be required to execute and not revoke a severance and release agreement in favor of the company in such form and of such content as the plan administrator, in its sole discretion, may require.  In addition, no participant will be entitled to receive severance benefits in the event that the plan administrator determines, in its sole discretion, among other things, that at the time of the participant’s qualifying termination, the company had cause to terminate the participant due to failure to meet company-established performance criteria, the participant’s misconduct, or the participant’s violation of any applicable company policy.

60   MSC Industrial Direct Co., Inc.  Notice of 2018 Annual Meeting and 2017 Proxy Statement

Indemnification Agreements; Directors and Officers Liability Insurance

On January 25, 2016, we entered into indemnification agreements with each of our directors and executive officers.  The indemnification agreements clarify and enhance the rights and obligations of the company and the indemnitee with respect to indemnification and advancement of expenses already provided for in our Certificate of Incorporation and Amended and Restated By-laws. The indemnification agreements provide that we will indemnify the indemnitee to the fullest extent permitted by New York law against all indemnifiable losses relating to, resulting from or arising out of any threatened, pending or completed action, suit or proceeding, or any inquiry or investigation that the indemnitee in good faith believes might lead to the institution of any such action, suit or proceeding. The indemnification agreements also provide for the advancement of expenses. In addition, we have entered into indemnification agreements with certain of our officers who serve as members of the Administrative Committee of our 401(k) plan. These indemnification agreements provide such officers with indemnification to the maximum extent permitted by law in connection with any actions or omissions such officers take or fail to take in their capacity as members of the Administrative Committee.

On May 12, 2017, we renewed our policies for directors and officers liability insurance. The policies are issued by Illinois National Insurance Company, Travelers Casualty and Surety Company of America,  QBE Insurance Corporation,  ACE American Insurance Company and XL Specialty Insurance Company. The policies expire on May 12, 2018, and the total annual premium is approximately $368,000. On May 12, 2017, we also renewed our fiduciary liability insurance policy, which covers directors and associates who serve as fiduciaries for our employee benefit plans. The policy is issued by Illinois National Insurance Company, expires on May 12, 2018, and the annual premium is approximately $16,000.

MSC Industrial Direct Co., Inc.  Notice of 2018 Annual Meeting and 2017 Proxy Statement   61

APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF NAMED EXECUTIVE OFFICERS (PROPOSAL NO. 3)

The Dodd-Frank Wall Street Reform and Consumer Protection Act requires that we provide our shareholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the SEC.

As described in greater detail in the section entitled “Compensation Discussion and Analysis,” our key compensation goals are to: create a performance driven culture based on personal accountability by linking rewards to company and individual performance; provide a market competitive compensation opportunity to enable the company to attract, retain and motivate highly talented associates; and recruit, retain and motivate highly talented executives, align our executives’ interests with those of our shareholders and provide performance-based compensation that appropriately rewards our executives.  Our compensation programs include a number of key features designed to accomplish these objectives.

Our Board urges our shareholders to read the section entitled “Compensation Discussion and Analysis,” which describes in detail how our executive compensation practices operate and are designed to achieve our key compensation goals, as well as the Summary Compensation Table and other related compensation tables and narrative discussion appearing under “Executive Compensation,” which provide detailed information about the compensation of our named executive officers.  Based on company and individual performance, the Compensation Committee believes that compensation levels for fiscal year 2017 were appropriate and consistent with the philosophy and objectives of the company’s compensation programs.

This vote is advisory, which means that this vote on executive compensation is not binding on the company, our Board or our Compensation Committee.  The vote on this resolution is not intended to address any specific element of compensation, but rather relates to the overall compensation of our named executive officers, as disclosed in this proxy statement in accordance with the compensation disclosure rules of the SEC.  To the extent there is any significant vote against our named executive officers’ compensation as disclosed in this proxy statement, our Compensation Committee will consider our shareholders’ concerns and evaluate whether any actions are necessary to address those concerns.

The affirmative vote of a majority of the votes cast in person or by proxy at the annual meeting is required to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement.

Accordingly, we ask our shareholders to vote on the following resolution at our 2018 annual meeting of shareholders:

“RESOLVED, that the Company’s shareholders hereby approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company’s Proxy Statement for the 2018 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure.”

As previously disclosed, we plan to hold the “say on pay” advisory vote on an annual basis.  The next shareholder advisory vote on executive compensation will occur at the company’s 2019 annual meeting of shareholders.

The Board recommends a vote “FOR” the approval, on an advisory basis, of the compensation of our named executive officers as disclosed in this proxy statement.

62   MSC Industrial Direct Co., Inc.  Notice of 2018 Annual Meeting and 2017 Proxy Statement

ADVISORY VOTE ON THE PREFERRED FREQUENCY OF FUTURE ADVISORY VOTEs ON THE COMPENSATION OF NAMED EXECUTIVE OFFICERS (PROPOSAL NO. 4)

The Dodd-Frank Wall Street Reform and Consumer Protection Act also requires that, at least every six years, we provide shareholders with the opportunity to vote, on a non-binding, advisory basis, for their preference as to how frequently we should conduct future advisory votes on the compensation of our named executive officers. Our shareholders voted on a similar proposal in 2012, with the frequency of every one year receiving the greatest number of votes cast in person or by proxy at our 2012 annual meeting of shareholders.

Accordingly, we are asking our shareholders to cast an advisory vote on the preferred frequency of future advisory votes on the compensation of our named executive officers.  Our shareholders may specify whether they prefer such votes to occur every one year, every two years, or every three years, or they may abstain.  Based on our Board’s experience with prior advisory votes on the compensation of our named executive officers, our Board recommends that shareholders vote, on an advisory basis, for such votes to occur every one year. In determining to recommend that shareholders vote for a preferred frequency of every one year, our Board considered that an annual advisory vote on the compensation of our named executive officers will allow our shareholders to provide us with their direct input on our compensation philosophy, policies and practices as disclosed in the proxy statement every year.

This vote is advisory, which means that the vote is not binding on the company, our Board or our Compensation Committee. We recognize that the shareholders may have different views as to the best approach for the company, and therefore we look forward to hearing from our shareholders as to their preferences on the frequency of future advisory votes on the compensation of our named executive officers. Our Board and our Compensation Committee will take into account the outcome of the vote. However, when considering the frequency of future advisory votes on executive compensation, our Board may decide that it is in the best interests of our shareholders and the company to hold an advisory vote on executive compensation more or less frequently than the frequency receiving the most votes cast by our shareholders.

The option (every one year, two years or three years) that receives the greatest number of votes cast in person or by proxy at the annual meeting will be considered the frequency preferred by our shareholders.

The proxy card provides shareholders with the opportunity to choose among four options (holding the vote every one year, two years or three years, or abstain from voting) and, therefore, shareholders will not be voting to approve or disapprove the recommendation of our Board.

THE BOARD RECOMMENDS A VOTE, ON AN ADVISORY BASIS, FOR EVERY “ONE YEAR” AS THE PREFERRED FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

MSC Industrial Direct Co., Inc.  Notice of 2018 Annual Meeting and 2017 Proxy Statement   63

EQUITY COMPENSATION PLAN INFORMATION

Information for our equity compensation plans in effect as of September 2, 2017 is as follows:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan category	(a)	(b)	(c)
Equity compensation plans approved by security holders:	—	—	—
Equity compensation plans (excluding Associate Stock Purchase Plan)	1,743,066	$70.88	4,083,222 (1)
Associate Stock Purchase Plan	—	—	182,422
Equity compensation plans not approved by security holders:	—	—	—
Total	1,743,066	$70.88	4,265,644

_____________________________

(1)

Represents shares available for future issuance under our 2015 Omnibus Incentive Plan.  Such shares may become subject to stock option grants or stock appreciation rights or may be issued directly as stock awards with such terms and conditions, performance requirements, restrictions, forfeiture provisions, contingencies and other limitations as determined by the plan administrator.

64   MSC Industrial Direct Co., Inc.  Notice of 2018 Annual Meeting and 2017 Proxy Statement

DIRECTOR COMPENSATION

Our Compensation Committee is responsible for reviewing and making recommendations with respect to the compensation of our non-executive directors.  Our Compensation Committee’s policy is to engage a compensation consultant every year to conduct a full review and benchmarking (using the same peer group used to benchmark executive compensation) of our non-executive directors’ compensation in order to ensure that our directors’ compensation is in line with peer companies competing for director talent.  In fiscal year 2017, our Compensation Committee engaged F.W. Cook as its compensation consultants.

The key objective of our non-executive directors’ compensation program is to attract and retain highly qualified directors with the necessary skills, experience and character to oversee our management.  In addition, our compensation program is designed to align the interests of our Board with the long-term interests of our shareholders.  The compensation program is also designed to recognize the time commitment, expertise and potential liability required of active Board membership.  We compensate our non-executive directors with a mix of cash and equity-based compensation.  Directors who are also executives of the company do not receive any compensation for their service on our Board.

Fiscal Year 2017 Compensation

For the fiscal year ended September 2, 2017, we paid each non-executive director the following compensation:

•	a retainer per director for service on our Board of $50,000 per year;
•	a fee for attendance at a Board meeting of $2,000 per meeting;
•	a fee for attendance at a committee meeting of $1,700 per meeting;
•	an additional retainer for the chairman of the Audit Committee of $20,000 per year;
•	an additional retainer for the chairman of the Compensation Committee of $10,000 per year, which increased to $12,500 per year effective immediately following our 2017 annual meeting of shareholders;
•	an additional retainer for the chairwoman of the Nominating and Corporate Governance Committee of $10,000 per year; and
•

an annual grant of restricted stock units representing shares having an aggregate fair market value of $115,000 on the date of grant to each director upon his or her election or reelection to our Board; 50% of these shares vest on the first anniversary of the date of grant and 50% vest on the second anniversary of the date of grant.

In the event that a director ceases to provide services to the company by virtue of his or her death, disability or retirement (which means cessation of services with approval of the Board), the vesting of outstanding restricted stock units will accelerate and the shares underlying the restricted stock units will become fully vested.  In addition, in the event of a change in control of the company, the vesting of all outstanding restricted stock units held by the director will accelerate, and all shares underlying restricted stock units will become fully vested.  A change in control of the company for purposes of the 2015 Omnibus Incentive Plan is described above under the section entitled “Executive Compensation – Potential Payments Upon Termination or Change in Control –Change in Control Agreements.”

In October 2014, our Compensation Committee recommended, and our Board approved, a change in the non-executive compensation for Mr. Jacobson. Due to the level of his stock ownership, Mr. Jacobson and the company would need to make a filing and he would need to pay a filing fee under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 in connection with the annual equity grant. Under these circumstances, our Board, upon the recommendation of our Compensation Committee, decided that it was appropriate to pay Mr. Jacobson $115,000 in lieu of the annual equity grant, such amount to be paid quarterly in arrears.

MSC Industrial Direct Co., Inc.  Notice of 2018 Annual Meeting and 2017 Proxy Statement   65

Director compensation is paid quarterly in arrears.  The cash compensation of directors who serve less than a full quarter is pro-rated for the number of days actually served.  Directors who are appointed between annual shareholder meetings receive a pro-rated equity award upon appointment to our Board.  In addition, we reimburse our non-executive directors for reasonable out-of-pocket expenses incurred in connection with attending in-person Board or Board committee meetings and for fees incurred in attending continuing education courses for directors that are approved in advance by the company.

In fiscal year 2017, F.W. Cook conducted a competitive analysis of our non-executive directors’ compensation using the same peer group used to benchmark executive compensation.  Based on this analysis, F.W. Cook concluded that, on a normalized basis, the average total annual compensation per non-executive director (excluding our Non-Executive Chairman) in fiscal year 2017 approximated the median of the peer group.

Changes in Fiscal Year 2018 Compensation

No changes were made to non-executive directors’ compensation for fiscal year 2018.

66   MSC Industrial Direct Co., Inc.  Notice of 2018 Annual Meeting and 2017 Proxy Statement

Non-Executive Director Summary Compensation in Fiscal Year 2017

The following table presents the compensation paid to our non-executive directors in respect of fiscal year 2017 for their services as directors.  Mr. Gershwind, as an executive officer of the company, did not receive compensation for his services as a director of the company in fiscal year 2017.

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2)(3)	All Other Compensation ($) (4)	Total ($)
Jonathan Byrnes (5)	84,700	115,018	—	199,718
Roger Fradin (5)	86,400	115,018	—	201,418
Louise Goeser (5)	87,300	115,018	—	202,318
Mitchell Jacobson (5)	177,000	—	238,900	415,900
Michael Kaufmann (5)	88,100	115,018	—	203,118
Denis Kelly (5)	102,300	115,018	—	217,318
Steven Paladino (5)	89,800	115,018	—	204,818
Philip Peller (5)	104,700	115,018	—	219,718

_____________________________

(1)

Reflects annual cash Board and Board committee retainers, Board meeting fees, standing Board committee meeting fees and other Board committee meeting fees earned by our non-executive directors for services provided during fiscal year 2017.  Also includes Mr. Jacobson’s $115,000 cash payment in lieu of the annual equity grant.

(2)

The amounts in this column do not reflect compensation actually received by our non-executive directors nor do they reflect the actual value that will be recognized by the non-executive directors.  Instead, the amounts reflect the grant date fair value of restricted stock unit awards calculated in accordance with FASB ASC Topic 718.  The grant date fair value of restricted stock unit awards was calculated using the closing market price of our Class A common stock as reported on the New York Stock Exchange on the date of grant.  Dividends are not paid on unvested restricted stock units.  Dividend equivalent units accrue on unvested restricted stock units and vest at the same time as the underlying restricted stock units.

(3)

Ms. Goeser and Messrs. Byrnes, Fradin, Kaufmann, Kelly, Paladino and Peller each received a grant of 1,110 restricted stock units on January 26, 2017 following our 2017 annual meeting of shareholders. One-half of these restricted stock units will vest on January 26, 2018 and the remaining one-half of these restricted stock units will vest on January 26, 2019.

(4)

As our Non-executive Chairman of the Board, Mr. Jacobson continues to participate in our 401(k) plan (which includes company matching contributions of 50% up to the first 6% of his contributions) and our group term life insurance program. In addition, we provide Mr. Jacobson with access to an employee of the company to serve as his personal administrative assistant. We incurred payroll and fringe benefit costs for Mr. Jacobson’s personal assistant in fiscal year 2017 of $144,511 and made $92,889 in tax gross-up payments to Mr. Jacobson to reimburse him for income taxes in respect of the fiscal year 2017 compensation attributed to him for the use of the personal administrative assistant. Mr. Jacobson received $1,500 in 401(k) matching funds from the company during fiscal year 2017.

(5)

The table below shows the aggregate number of unvested stock awards held by our non-executive directors as of September 2, 2017, which number includes dividend equivalent units accrued on restricted stock units through that date.

Name	Stock Awards (Number of Underlying Shares)
Jonathan Byrnes	2,137
Roger Fradin	2,137
Louise Goeser	2,137
Mitchell Jacobson	—
Michael Kaufmann	2,423
Denis Kelly	2,137
Steven Paladino	2,423
Philip Peller	2,137

MSC Industrial Direct Co., Inc.  Notice of 2018 Annual Meeting and 2017 Proxy Statement   67

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Written Related Person Transactions Policy

We have adopted a written related person transactions policy detailing the policies and procedures relating to transactions that may present actual, potential or perceived conflicts of interest and may raise questions as to whether such transactions are consistent with the best interest of the company and our shareholders.  The Nominating and Corporate Governance Committee must review and approve any related person transaction proposed to be entered into and, if appropriate, ratify any such transaction previously commenced and ongoing.  The Nominating and Corporate Governance Committee may delegate its authority under the policy to the Chairman of the Nominating and Corporate Governance Committee, who may act alone.  The Chairman will report to the Nominating and Corporate Governance Committee at the next meeting any approval made pursuant to such delegated authority.  Based on its consideration of all of the relevant facts and circumstances, the Nominating and Corporate Governance Committee will decide whether or not to approve any related person transaction.

Under our related person transactions policy, any relationship, arrangement or transaction between the company and (a) any director, executive officer or any immediate family member of either a director or an executive officer, (b) any beneficial owner of more than 5% of our Class A common stock or (c) any entity in which any of the foregoing is employed or is a partner, principal or owner of a 5% or more ownership interest, is deemed a related person transaction, subject to certain exceptions, including (i) transactions available to all associates generally, (ii) transactions involving less than $25,000 in any 12-month period when aggregated with all similar transactions during such period, (iii) transactions involving executive compensation approved by our Compensation Committee or director compensation approved by our Board and (iv) certain charitable contributions.

Related Person Transactions

Other than compensation agreements, including those described under the sections entitled “Executive Compensation” beginning on page 49 of this proxy statement and “Director Compensation” beginning on page 65 of this proxy statement, since the beginning of fiscal year 2017, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we have been or will be a participant:

•	in which the amount involved exceeded or will exceed $120,000; and
•

in which any director, nominee, executive officer, beneficial owner of more than 5% of our Class A common stock or our Class B common stock or any member of their immediate family had or will have a direct or indirect material interest.

68   MSC Industrial Direct Co., Inc.  Notice of 2018 Annual Meeting and 2017 Proxy Statement

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The information set forth in the following tables is furnished as of October 31, 2017, except as otherwise noted, regarding the beneficial ownership of our Class A common stock and our Class B common stock by:

•	each shareholder known to us to be the beneficial owner of more than 5% of our Class A common stock or Class B common stock;
•	each director and nominee for director of the company;
•	each of our named executive officers; and
•	all directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC that deem shares to be beneficially owned by any person who has or shares voting or investment power with respect to such shares.  Shares of Class A common stock subject to options that are exercisable as of October 31, 2017 or are exercisable within 60 days of October 31, 2017 are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of calculating the percentage ownership of such person but are not treated as outstanding for the purpose of calculating the percentage ownership of any other person.  In addition, since all of the shares of Class B common stock are convertible at the option of the holder into Class A common stock on a share-for-share basis, the beneficial owner of shares of Class B common stock is deemed to be a beneficial owner of the same number of shares of Class A common stock.  In indicating below the amount and nature of a person’s beneficial ownership of Class A common stock and the percentage of the class owned by such person, it has been assumed that such person has converted into Class A common stock all shares of Class B common stock of which such person is a beneficial owner.  Furthermore, such shares of Class A common stock are deemed outstanding for the purpose of calculating the percentage ownership of such person, but are not treated as outstanding for the purpose of calculating the percentage ownership of any other person.

In the tables below, percentage ownership is based on 44,558,524 shares of our Class A common stock and 11,850,636 shares of our Class B common stock outstanding as of October 31, 2017.  Except as otherwise indicated, the persons listed in the tables below have advised us that they have sole voting and investment power with respect to the shares listed as owned by them.

MSC Industrial Direct Co., Inc.  Notice of 2018 Annual Meeting and 2017 Proxy Statement   69

Security Ownership of Certain Beneficial Owners

	Class A common stock			Class B common stock
Name and Address of Beneficial Owner	Amount & Nature of Beneficial Ownership		Percent of Class	Amount & Nature of Beneficial Ownership		Percent of Class	Percent Voting Power (1)
Mitchell Jacobson (2)	7,365,693	(3)	14.3%	7,107,074	(4)	60.0%	43.7%
Marjorie Gershwind Fiverson (5)	2,257,645	(6)	4.8%	2,083,004	(7)	17.6%	12.9%
Erik Gershwind (2)	1,498,173	(8)	3.3%	1,206,192	(9)	10.2%	7.6%
Stacey Bennett (5)	1,131,408	(10)	2.5%	946,566	(11)	8.0%	5.9%
Mitchell L. Jacobson 2005 GRAT #2 Trust (5)	2,287,388	(12)	4.9%	2,179,559	(13)	18.4%	13.4%
JP Morgan Chase & Co. and its Subsidiaries (14)	2,571,572		5.8%	—		—	1.6%
The Vanguard Group (15)	4,485,891		10.1%	—		—	2.7%
BlackRock, Inc. and its Subsidiaries (16)	3,559,367		7.5%	—		—	2.2%

_____________________________

(1)

Voting power represents the combined voting power of Class A common stock and Class B common stock owned beneficially by such person.  On all matters to be voted upon at the annual meeting and any adjournments or postponements thereof, the holders of the Class A common stock and the Class B common stock vote together as a single class, with each record holder of Class A common stock entitled to one vote per share of Class A common stock and each record holder of Class B common stock entitled to ten votes per share of Class B common stock.  For the purpose of calculating the voting power of each beneficial owner, shares of Class A common stock subject to options that are exercisable as of October 31, 2017 or are exercisable within 60 days of October 31, 2017 are deemed to be outstanding and to be beneficially owned by the person holding such options (but are not treated as outstanding for the purpose of calculating the voting power of any other person) and shares of Class B common stock are included on a non-converted basis only.

(2)	This beneficial owner’s address is c/o MSC Industrial Direct Co., Inc., 75 Maxess Road, Melville, New York 11747.
(3)

This number includes (a) 150,790 shares of Class A common stock held by a family charitable foundation, of which Mr. Jacobson is a director, as to which shares Mr. Jacobson has shared voting and dispositive power (and which shares are also reported as beneficially owned by Ms. Bennett); (b) 107,829 shares of Class A common stock held by a trust, of which Mr. Jacobson is the settlor and Mr. Jacobson’s spouse is a co-trustee (and which shares are also reported as beneficially owned by the Mitchell L. Jacobson 2005 GRAT #2 Trust); and (c) 7,107,074 shares of Class B common stock, which are convertible into shares of our Class A common stock on a share-for-share basis at any time, and which are discussed in more detail in footnote 4 below. Mr. Jacobson disclaims beneficial ownership of 107,829 shares of Class A common stock, which are held by the trust, except to the extent of his pecuniary interest.

(4)

This number includes (a) 2,378,131  shares of Class B common stock owned directly by Mr. Jacobson; (b) 48,700 shares of Class B common stock held by a trust, of which Mr. Jacobson is the settlor and Mr. Jacobson’s spouse is a co-trustee; (c) 2,500,684 shares of Class B common stock held by grantor retained annuity trusts, of which Mr. Jacobson is the settlor, sole annuitant and trustee, and other trusts over whose portfolio securities Mr. Jacobson exercises voting and dispositive power; and (d) 2,179,559 shares of Class B common stock held by a trust of which Mr. Jacobson is the settlor and his spouse is a co-trustee (and which shares are also reported as beneficially owned by the Mitchell L. Jacobson 2005 GRAT #2 Trust). Mr. Jacobson disclaims beneficial ownership of 4,728,943 shares of Class B common stock, which are held by various trusts, except to the extent of his pecuniary interest.

(5)	This beneficial owner’s address is c/o Jacobson Family Investments, Inc., 152 West 57th Street, New York, New York 10019.

70   MSC Industrial Direct Co., Inc.  Notice of 2018 Annual Meeting and 2017 Proxy Statement

(6)

This number includes (a) 13,240 shares of Class A common stock held by a family charitable foundation, of which Ms. Gershwind Fiverson is a director, as to which shares Ms. Gershwind Fiverson has shared voting and dispositive power (and which shares are also reported as beneficially owned by Mr. Gershwind and Ms. Bennett); and (b) 2,083,004 shares of Class B common stock, which are convertible into shares of our Class A common stock on a share-for-share basis at any time, and which are discussed in more detail in footnote 7 below. Excludes 488,599 shares held by limited liability companies of which Ms. Gershwind Fiverson, together with Mr. Gershwind and Ms. Bennett, are members, and as to which shares Ms. Gershwind Fiverson disclaims beneficial ownership.

(7)

This number includes (a) 544,858 shares of Class B common stock owned directly by Ms. Gershwind Fiverson; and (b) 1,538,146 shares of Class B common stock held by grantor retained annuity trusts of which Ms. Gershwind Fiverson is the settlor, sole annuitant and trustee, and other trusts over whose portfolio securities Ms. Gershwind Fiverson exercises voting and dispositive power. Ms. Gershwind Fiverson disclaims beneficial ownership of 1,538,146 of the shares of Class B common stock, which are held by various trusts, except to the extent of her pecuniary interest.

(8)

This number includes (a) 140,044 shares of Class A common stock issuable upon the exercise by Mr. Gershwind of stock options that are exercisable as of October 31, 2017 or exercisable within 60 days of October 31, 2017; (b) 4,389 unvested restricted shares of Class A common stock over which Mr. Gershwind has voting rights but which are subject to restrictions on transfer; (c) 34,052 shares of Class A common stock held by family charitable foundations, of which Mr. Gershwind is a director, as to which shares Mr. Gershwind has sole voting and dispositive power for 20,812 shares and shared voting and dispositive power for 13,240 shares (and which 13,240 shares are also reported as beneficially owned by Ms. Gershwind Fiverson and Ms. Bennett); and (d) 1,206,192 shares of Class B common stock, which are convertible into shares of our Class A common stock on a share-for-share basis at any time, and which are discussed in more detail in footnote 9 below. Excludes 488,599 shares held by limited liability companies of which Mr. Gershwind, together with Ms. Gershwind Fiverson and Ms. Bennett, are members, and as to which shares Mr. Gershwind disclaims beneficial ownership.

(9)

This number includes (a) 777,759 shares of Class B common stock owned directly by Mr. Gershwind; (b) 236,519 shares of Class B common stock held by grantor retained annuity trusts of which Mr. Gershwind is the settlor, sole annuitant and trustee; (c) 170,778 shares of Class B common stock, which are held by a trust of which Mr. Gershwind is a co-trustee and beneficiary, as to which shares Mr. Gershwind has shared voting and dispositive power; and (d)  21,136 shares of Class B common stock, which are held by a trust of which Mr. Gershwind is a trustee.  Mr. Gershwind disclaims beneficial ownership of 428,433 shares of Class B common stock, which are held by various trusts, except to the extent of his pecuniary interest.

(10)

This number includes (a) 184,842 shares of Class A common stock held by family charitable foundations, of which Ms. Bennett is a director, as to which shares Ms. Bennett has sole voting and dispositive power for 20,812 shares and shared voting and dispositive power for 164,030 shares (and for which 150,790 shares are also reported as beneficially owned by Mr. Jacobson and 13,240 shares are also reported as beneficially owned by Ms. Gershwind Fiverson and Mr. Gershwind); and (b) 946,566 shares of Class B common stock, which are convertible into shares of our Class A common stock on a share-for-share basis at any time, and which are discussed in more detail in footnote 11 below. Excludes 488,599 shares held by limited liability companies of which Ms. Bennett, together with Ms. Gershwind Fiverson and Mr. Gershwind, are members, and as to which shares Ms. Bennett disclaims beneficial ownership.

(11)

This number includes (a) 518,133 shares of Class B common stock owned directly by Ms. Bennett; (b) 236,519 shares of Class B common stock held by grantor retained annuity trusts of which Ms. Bennett is the settlor, sole annuitant and trustee; (c) 170,778 shares of Class B common stock, which are held by a trust of which Ms. Bennett is a co-trustee and beneficiary, as to which shares Ms. Bennett has shared voting and dispositive power; and (d) 21,136 shares of Class B common stock, which are held by a trust of which Ms. Bennett is a trustee. Ms. Bennett disclaims beneficial ownership of 428,433 shares of Class B common stock, which are held by various trusts, except to the extent of her pecuniary interest.

MSC Industrial Direct Co., Inc.  Notice of 2018 Annual Meeting and 2017 Proxy Statement   71

(12)

This number includes 2,179,559 shares of Class B common stock, which are convertible into shares of our Class A common stock on a share-for-share basis at any time, and which are discussed in more detail in footnote 13 below.

(13)	This number includes 2,179,559 shares owned directly by the trust (which shares are also reported as beneficially owned by Mr. Jacobson).
(14)

Based on information supplied by JPMorgan Chase & Co. in an amended Schedule 13G filed with the SEC on January 19, 2017. The address of JPMorgan Chase & Co. is 270 Park Avenue, New York, NY 10017. JPMorgan Chase & Co. is deemed to have sole voting power over 2,503,805 of these shares and sole dispositive power over 2,571,572 of these shares.

(15)

Based on information supplied by The Vanguard Group in an amended Schedule 13G filed with the SEC on February 10, 2017. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355. The Vanguard Group is deemed to have sole voting power over 26,461 of these shares, shared voting power over 4,800 of these shares, sole dispositive power over 4,457,030 of these shares and shared dispositive power over 28,861 of these shares.

(16)

Based on information supplied by BlackRock, Inc. in an amended Schedule 13G filed with the SEC on January 25, 2017. The address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055. BlackRock, Inc. is deemed to have sole voting power over 3,383,560 of these shares and sole dispositive power over 3,559,367 of these shares.

72   MSC Industrial Direct Co., Inc.  Notice of 2018 Annual Meeting and 2017 Proxy Statement

Security Ownership of Management

The address of each individual named below is as follows: c/o MSC Industrial Direct Co., Inc., 75 Maxess Road, Melville, New York 11747.  All fractional shares reported in the table below have been rounded to the nearest whole share.

	Class A common stock			Class B common stock
Name	Amount & Nature of Beneficial Ownership		Percent of Class	Amount & Nature of Beneficial Ownership		Percent of Class	Percent Voting Power (1)
Mitchell Jacobson	7,365,693	(2)	14.3%	7,107,074	(3)	60.0%	43.7%
Erik Gershwind	1,498,173	(4)	3.3%	1,206,192	(5)	10.2%	7.6%
Jonathan Byrnes	9,973		*	—		—	*
Roger Fradin	34,187		*	—		—	*
Louise Goeser	12,187		*	—		—	*
Michael Kaufmann	1,569	(6)	*	—		—	*
Denis Kelly	10,900	(7)	*	—		—	*
Steven Paladino	1,569	(8)	*	—		—	*
Philip Peller	11,780	(9)	*	—		—	*
Rustom Jilla	38,105	(10)	*	—		—	*
Douglas Jones	96,379	(11)	*	—		—	*
Steve Armstrong	73,890	(12)	*	—		—	*
Kari Heerdt	26,349	(13)	*	—		—	*
All directors, nominees for director and executive officers as a group (18 persons)	9,390,271	(14)	17.6%	8,313,266	(15)	70.2%	51.5%

_____________________________

*Less than 1%

(1)

Voting power represents the combined voting power of Class A common stock and Class B common stock owned beneficially by such person.  On all matters to be voted upon at the annual meeting and any adjournments or postponements thereof, the holders of the Class A common stock and the Class B common stock vote together as a single class, with each record holder of Class A common stock entitled to one vote per share of Class A common stock and each record holder of Class B common stock entitled to ten votes per share of Class B common stock.  For the purpose of calculating the voting power of each beneficial owner, shares of Class A common stock subject to options that are exercisable as of October 31, 2017 or are exercisable within 60 days of October 31, 2017 are deemed to be outstanding and to be beneficially owned by the person holding such options (but are not treated as outstanding for the purpose of calculating the voting power of any other person) and shares of Class B common stock are included on a non-converted basis only.

(2)	See footnote 3 to the Security Ownership of Certain Beneficial Owners table, located on page 70 of this proxy statement.
(3)	See footnote 4 to the Security Ownership of Certain Beneficial Owners table, located on page 70 of this proxy statement.
(4)	See footnote 8 to the Security Ownership of Certain Beneficial Owners table, located on page 71 of this proxy statement.
(5)	See footnote 9 to the Security Ownership of Certain Beneficial Owners table, located on page 71 of this proxy statement.
(6)	Includes 286 unvested restricted shares of Class A common stock over which Mr. Kaufmann has voting rights but which are subject to restrictions on transfer.
(7)	Includes 500 shares held in a joint account over which Mr. Kelly’s wife has shared voting and investment power.

MSC Industrial Direct Co., Inc.  Notice of 2018 Annual Meeting and 2017 Proxy Statement   73

(8)	Includes 286 unvested restricted shares of Class A common stock over which Mr. Paladino has voting rights but which are subject to restrictions on transfer.
(9)	Includes 9,358 shares held by an irrevocable trust, of which Mr. Peller is the settlor, Mr. Peller’s daughter is the sole trustee, and Mr. Peller’s wife is the beneficiary.
(10)

Includes 24,567 shares of Class A common stock issuable upon the exercise by Mr. Jilla of stock options that are exercisable as of October 31, 2017 or exercisable within 60 days of October 31, 2017. Includes 4,262 unvested restricted shares of Class A common stock over which Mr. Jilla has voting rights but which are subject to restrictions on transfer. Also includes 1,000 shares held in a joint account over which Mr. Jilla’s wife has shared voting and investment power.  Also includes 49 shares of Class A common stock purchased but not yet issued as of October 31, 2017 pursuant to our Associate Stock Purchase Plan.

(11)

Includes 85,895 shares of Class A common stock issuable upon the exercise by Mr. Jones of stock options that are exercisable as of October 31, 2017 or exercisable within 60 days of October 31, 2017. Also includes 4,110 unvested restricted shares of Class A common stock over which Mr. Jones has voting rights but which are subject to restrictions on transfer.

(12)

Includes 62,139 shares of Class A common stock issuable upon the exercise by Mr. Armstrong of stock options that are exercisable as of October 31, 2017 or exercisable within 60 days of October 31, 2017. Also includes  3,623 unvested restricted shares of Class A common stock over which Mr. Armstrong has voting rights but which are subject to restrictions on transfer.

(13)

Includes 20,433 shares of Class A common stock issuable upon the exercise by Ms. Heerdt of stock options that are exercisable as of October 31, 2017 or exercisable within 60 days of October 31, 2017.  Also includes 3,023 unvested restricted shares of Class A common stock over which Ms. Heerdt has voting rights but which are subject to restrictions on transfer.  Also includes 42 shares of Class A common stock purchased but not yet issued as of October 31, 2017 pursuant to our Associate Stock Purchase Plan.

(14)

Includes (a) 500,309 shares of Class A common stock issuable upon the exercise of stock options that are exercisable as of October 31, 2017 or exercisable within 60 days of October 31, 2017 and (b) 18,533 unvested restricted shares of Class A common stock over which the directors and executives have voting rights but which are subject to restrictions on transfer.  Also includes 76 shares of Class A common stock purchased but not yet issued as of October 31, 2017 pursuant to our Associate Stock Purchase Plan.  Also includes 8,313,266 shares of Class B common stock beneficially owned or which may be deemed to be beneficially owned by Mr. Jacobson, our Chairman of the Board, or Mr. Erik Gershwind, our President and Chief Executive Officer and a director of the company, which are convertible into shares of our Class A common stock on a share-for-share basis at any time. Please see also footnotes 3 and 8 to the Security Ownership of Certain Beneficial Owners table, located on pages 70-71 of this proxy statement.

(15)

Includes shares of Class B common stock beneficially owned or which may be deemed to be beneficially owned by Mr. Jacobson or Mr. Gershwind.  Please see also footnotes 4 and 9 to the Security Ownership of Certain Beneficial Owners table, located on pages 70-71 of this proxy statement.

74   MSC Industrial Direct Co., Inc.  Notice of 2018 Annual Meeting and 2017 Proxy Statement

SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

Proposals of shareholders submitted under SEC Rule 14a-8 and intended for inclusion in our proxy statement for the annual meeting of shareholders in 2019 must be received by us no later than August 16, 2018.  Any such shareholder proposals may be included in our proxy statement for the 2019 annual meeting of shareholders so long as they are provided to us on a timely basis and satisfy the other conditions set forth in the applicable rules and regulations of the SEC.  For shareholder proposals submitted outside the processes of SEC Rule 14a-8 which are not included in our proxy statement and which may properly be presented for consideration at our 2019 annual meeting of shareholders, and in accordance with SEC Rule 14a-4(c), the proxy or proxies designated by us will have discretionary authority to vote on any such matter unless notice of the matter is received by us not later than October 31, 2018.  Shareholder proposals should be directed to our Corporate Secretary at MSC Industrial Direct Co., Inc., 75 Maxess Road, Melville, New York 11747.

INFORMATION ABOUT THE MEETING

When and where is the annual meeting?

Our 2018 annual meeting of shareholders will be held at the Hilton Long Island/Huntington, 598 Broad Hollow Road, Melville, New York 11747, on January 25,  2018 at 9:00 a.m., local time.

What am I voting on?

You are voting on the following proposals:

•	to elect nine directors to serve for one-year terms;
•	to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2018;
•	to approve, on an advisory basis, the compensation of our named executive officers;
•	to conduct an advisory vote on the preferred frequency of future advisory votes on the compensation of our named executive officers; and
•	to consider and act upon such other matters as may properly come before the annual meeting or any adjournments or postponements thereof.

What are the voting recommendations of the Board of Directors?

Our Board recommends that you vote “FOR” each of the director nominees, “FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2018, “FOR” the approval, on an advisory basis, of the compensation of our named executive officers as disclosed in this proxy statement and every “ONE YEAR” as the preferred frequency of future advisory votes on the compensation of our named executive officers.

Who is entitled to vote?

Only shareholders of record of our Class A common stock and our Class B common stock at the close of business on December 7, 2017, the record date, are eligible to vote at the annual meeting. On that date, we had outstanding  45,053,337 shares of our Class A common stock and 11,402,636 shares of our Class B common stock.

What is a shareholder of record?

You are a shareholder of record if you are registered as a shareholder with our transfer agent, Computershare Trust Company, N.A.

What is a beneficial shareholder?

You are a beneficial shareholder if a brokerage firm, bank, trustee or other agent holds your shares in their name for your benefit.  This form of ownership is often called ownership in “street name,” since your name does not appear in our records.  If you are a beneficial shareholder, you may vote by following the voting instructions provided by your broker, bank, trustee or other nominee included with your proxy materials or with the instructions on how to access the proxy materials electronically.

MSC Industrial Direct Co., Inc.  Notice of 2018 Annual Meeting and 2017 Proxy Statement   75

What is a broker non-vote?

If you hold shares beneficially in street name and do not provide your broker, bank or other agent with voting instructions, your shares could constitute “broker non-votes.”  Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and the beneficial owner does not provide instructions.

If you are a beneficial owner whose shares are held in the name of a broker, and you do not provide your broker with voting instructions, the broker has the authority to vote your shares for or against certain “routine” matters.  The proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2018 is the only routine matter being considered at the 2018 annual meeting.

We encourage you to provide instructions to your broker or other nominee so that your shares may be voted.  If you do not provide instructions to your broker or other nominee, your shares will not be voted in the director elections or on the advisory vote on executive compensation.

What is a quorum?

A quorum is the minimum number of shares required to hold a shareholders meeting.  Under New York law and our By-Laws, the presence in person or by proxy of the holders of a majority of the total shares of our Class A common stock and our Class B common stock that are entitled to vote is necessary to constitute a quorum at the annual meeting.

What is the vote required for each proposal?

The election of each nominee for director requires the affirmative vote of a plurality of the votes cast in person or by proxy at the annual meeting.  The approval of the proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2018, and the approval, on an advisory basis, of the compensation of our named executive officers as disclosed in this proxy statement each requires the affirmative vote of a majority of the votes cast in person or by proxy at the annual meeting. For the advisory vote on the preferred frequency of future advisory votes on the compensation of our named executive officers, the option (one year, two years or three years) that receives the greatest number of votes cast in person or by proxy at the annual meeting will be considered the frequency preferred by our shareholders.  Abstentions will not affect the outcome of any matter being voted on at the meeting, assuming that a quorum is obtained. Broker non-votes are not counted for any purpose in determining whether a matter has been approved, but, along with abstentions, are considered present and entitled to vote for purposes of determining a quorum.

On all matters to be voted upon at the annual meeting and any adjournments or postponements thereof, the record holders of our Class A common stock and our Class B common stock vote together as a single class, with each holder of Class A common stock entitled to one vote per share of Class A common stock and each holder of Class B common stock entitled to ten votes per share of Class B common stock.

How do I vote?

If you are a shareholder of record, you may vote in person at the 2018 annual meeting, on the Internet, by telephone or by signing, dating and mailing your proxy card.  Detailed instructions for Internet voting are provided in the Notice of Internet Availability and instructions for Internet voting and telephone voting are provided in the printed proxy card.  If you are a beneficial shareholder, you must follow the voting procedures provided by your broker, bank, trustee or other nominee included with your proxy materials or with the instructions on how to access the proxy materials electronically.

If you are a record holder and you sign your proxy card without giving specific instructions, your shares will be voted in accordance with the recommendations of our Board (“FOR” all nine of our nominees to the Board, “FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2018, “FOR” the approval, on an advisory basis, of the compensation of our named executive officers as

76   MSC Industrial Direct Co., Inc.  Notice of 2018 Annual Meeting and 2017 Proxy Statement

disclosed in this proxy statement and every “ONE YEAR” as the preferred frequency of future advisory votes on the compensation of our named executive officers).

If your shares are held in the MSC Industrial Direct 401(k) Plan, the enclosed proxy will serve as a voting instruction card for the trustee of the MSC Industrial Direct 401(k) Plan, T. Rowe Price Trust Company, who will vote all shares of Class A common stock of the company allocated to your 401(k) account in accordance with your instructions.  If the voting instruction card is returned without choices marked, and if not otherwise directed, the shares in your 401(k) account that are represented by the voting instruction card will not be voted.

What will happen if another matter properly comes before the annual meeting?

Our Board does not intend to bring any matter before the annual meeting except as specifically indicated in the accompanying notice and these proxy materials, nor does our Board know of any matters that anyone else proposes to present for action at the annual meeting.  However, if any other matters are properly presented at the meeting for a vote, the enclosed proxy card confers discretionary authority to the individuals named as proxies to vote the shares represented by proxy as to those matters.

If I plan to attend the annual meeting, should I still vote by proxy?

All shareholders are cordially invited to attend the annual meeting.  However, to assure your representation at the annual meeting, we urge you to vote your shares as promptly as possible either by Internet, by telephone or by completing, signing and dating a printed proxy card and returning it in the postage-paid envelope provided.  Any shareholder attending the annual meeting may vote in person, even if he or she has already voted or returned a proxy card.

If you vote by Internet, telephone or proxy and also attend the meeting, you do not need to vote again at the meeting, unless you want to change your vote.  Written ballots will be available at the meeting for shareholders of record.  Beneficial shareholders who wish to vote in person at the meeting must request a proxy from their broker or other nominee and bring that proxy to the annual meeting.

Who pays the cost for the solicitation of proxies?

We will pay any expenses for the solicitation of proxies for the annual meeting.  Such solicitation may be made in person or by telephone by officers and associates of the company.  Upon request, we will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses that they incur in forwarding material to the beneficial owners of shares of our Class A common stock.

How do I change my vote?

Shareholders of record may revoke their proxies and change their vote by giving written notice of revocation to our Corporate Secretary before the annual meeting, by delivering later-dated proxies (either in writing, by telephone or over the Internet), or by voting in person at the meeting.  Beneficial shareholders may change their vote by following the instructions of their broker, bank, trustee or other nominee.

How may I obtain a separate set of proxy materials or request a single set for my household?

For registered shareholders who receive paper copies of this proxy statement, copies of our 2017 annual report to shareholders are being mailed simultaneously with this proxy statement.  All other registered shareholders will receive a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials and annual report online and how to request paper copies of our proxy materials and annual report.  If you are a registered shareholder and want to save us the cost of mailing more than one copy of our proxy materials and annual report or Notice of Internet Availability of Proxy Materials, as applicable, to the same address, we will discontinue, at your request to the Corporate Secretary of the company, mailing the duplicate copy to the account or accounts you select.  Beneficial owners sharing an address who are receiving multiple copies of proxy materials and annual reports or Notice of Internet Availability of Proxy Materials, as applicable, and who wish to receive a single copy of such materials in the future, will need to contact their broker, bank or other nominee to request that only a single copy of each document be mailed to all shareholders at the shared address.

MSC Industrial Direct Co., Inc.  Notice of 2018 Annual Meeting and 2017 Proxy Statement   77

If you are the beneficial owner, but not the record holder, of shares of our Class A common stock, your broker, bank or other nominee may deliver only one copy of this proxy statement and our 2017 annual report or instructions on how to access the proxy materials electronically, as applicable, to multiple shareholders who share an address, unless that nominee has received contrary instructions from one or more of the shareholders.  If you are a beneficial holder and wish to receive multiple copies of such materials in the future, you will need to contact your broker, bank or other nominee to request multiple copies.

We will deliver promptly, upon written or oral request, a separate copy of this proxy statement and our 2017 annual report or Notice of Internet Availability of Proxy Materials, as applicable, to any registered shareholder at a shared address to which a single copy of the document or documents was delivered.  A registered shareholder who wishes to receive a separate copy of the proxy statement and annual report or Notice of Internet Availability of Proxy Materials, as applicable, now or in the future, should submit this request by writing to Corporate Secretary, MSC Industrial Direct Co., Inc., 75 Maxess Road, Melville, New York 11747, or calling (516) 812-2000.

What is the address of your principal executive office?

The mailing address of our principal executive office is 75 Maxess Road, Melville, New York 11747. We also maintain a co-located headquarters at 525 Harbour Place Drive, Davidson, North Carolina 28036.

OTHER MATTERS

We will provide to each shareholder, without charge and upon written request, a copy of our Annual Report on Form 10-K for the fiscal year ended September 2, 2017 and any exhibit thereto.  Any such written request should be directed to the office of our Chief Financial Officer, c/o MSC Industrial Direct Co., Inc., 75 Maxess Road, Melville, New York 11747.

It is important that your shares be represented at the meeting, regardless of the number of shares which you hold.  If you are a registered shareholder, we urge you to vote promptly by Internet, by telephone or by dating, signing and mailing a printed proxy card.  If you are a beneficial shareholder, we urge you to vote promptly by following the instructions provided by your broker, bank, trustee or other nominee.

By Order of the Board of Directors,
Steve Armstrong Senior Vice President, General Counsel and Corporate Secretary
Melville, New York December 15, 2017

78   MSC Industrial Direct Co., Inc.  Notice of 2018 Annual Meeting and 2017 Proxy Statement

MSC INDUSTRIAL DIRECT CO., INC. 75 MAXESS ROAD MELVILLE, NEW YORK 11747-3151 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials and annual reports electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E34572-P99683-Z71379 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. MSC INDUSTRIAL DIRECT CO., INC. The Board of Directors recommends you vote FOR the listed director nominees to serve for one-year terms: Proposal No. 1: Election of Directors Nominees: 01) Mitchell Jacobson 02) Erik Gershwind 03) Jonathan Byrnes 04) Roger Fradin 05) Louise Goeser 06) Michael Kaufmann 07) Denis Kelly 08) Steven Paladino 09) Philip Peller For All Withhold All For All Exempt To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends you vote FOR the following proposals: For Against Abstain Proposal No. 2: Ratification of Ernst & Young LLP as our Independent Registered Public Accounting Firm for Fiscal Year 2018 To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2018. Proposal No. 3: Approval, on an Advisory Basis, of the Compensation of Named Executive Officers To approve, on an advisory basis, the compensation of our named executive officers. The Board of Directors recommends you vote for "ONE YEAR" on the following proposal: One Year Two Years Three Years Abstain Proposal No. 4: Advisory Vote on the Preferred Frequency of Future Advisory Votes on the Compensation of Named Executive Officers To conduct an advisory vote on the preferred frequency of future advisory votes on the compensation of our named executive officers. NOTE: Such other business as may properly come before the meeting or any adjournments or postponements thereof. Authorized Signatures – Date and Sign Below – This section must be completed for your vote to be counted. NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your complete title. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report With Form 10-K Wrap are available at www.proxyvote.com.

E34573-P99683-Z71379 Proxy - MSC INDUSTRIAL DIRECT CO., INC. Thursday, January 25, 2018, 9:00 a.m. Hilton Long Island/Huntington 598 Broad Hollow Road Melville, NY 11747 ANNUAL MEETING OF SHAREHOLDERS – JANUARY 25, 2018 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints each of John Chironna and Steve Armstrong as the undersigned's proxy, with full power of substitution, to vote all shares of common stock of MSC Industrial Direct Co., Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the 2018 Annual Meeting of Shareholders of the Company to be held on Thursday, January 25, 2018 at 9:00 a.m., local time, at the Hilton Long Island/Huntington, 598 Broad Hollow Road, Melville, New York 11747, and at any adjournments or postponements thereof and, without limiting the generality of the power hereby conferred, the Proxies named above and each of them are specifically directed to vote as indicated on the reverse side. The undersigned, if a participant in the MSC Industrial Direct 401(k) Plan, directs T. Rowe Price Trust Company, Directed Trustee, to vote all shares of Class A common stock of the Company allocated to his or her account, as specified on the reverse side, at the 2018 Annual Meeting of Shareholders, including any continuation of the meeting caused by any adjournments or postponements of the meeting. All shares of our common stock registered in your name and/or held for your benefit in the plan described above are shown on this card. The shares represented hereby will be voted in accordance with the directions given by the shareholder. If a properly signed proxy is returned without choices marked, and if not otherwise directed, the shares represented by this proxy registered in your name will be voted "FOR" each of the director nominees listed in Proposal No. 1, "FOR" Proposal Nos. 2 and 3 and "ONE YEAR" for Proposal No. 4. Regarding the MSC Industrial Direct 401(k) Plan, if an unsigned direction card or a properly signed direction card without choices marked is returned, or no direction card is received, the shares represented by those direction cards will not be voted. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting, including any continuation of the meeting caused by any adjournments or postponements of the meeting. Only shareholders of record at the close of business on December 7, 2017 are entitled to notice of and to vote at the 2018 Annual Meeting of Shareholders and at any adjournments or postponements thereof. All shareholders are cordially invited to attend the 2018 Annual Meeting of Shareholders. However, to assure your representation at the meeting, you are urged to complete, sign and date the enclosed proxy card as promptly as possible and return it in the postage-paid envelope provided. Any shareholder (other than a participant in the MSC Industrial Direct 401(k) Plan) attending the meeting may vote in person even if he or she has already returned a proxy. CONTINUED AND TO BE SIGNED ON REVERSE SIDE SEE REVERSE SIDE